                 AGREEMENT FOR DEED IN LIEU OF FORECLOSURE
                 -----------------------------------------

          THIS AGREEMENT FOR DEED IN LIEU OF FORECLOSURE (this "AGREEMENT") is entered into as of May 24, 1996, by and among G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("BORROWER"), and LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("LENDER").


                                    RECITALS
                                    --------

          This Agreement is made with reference to the following facts, which the parties agree are true and accurate:

          A. THE YASUDA TRUST & BANKING CO., LTD., LOS ANGELES AGENCY, a California non-depository agency ("YASUDA"), previously made a loan (the "LOAN") to G&L DEVELOPMENT, a California general partnership ("ORIGINAL BORROWER"), pursuant to that certain Loan Agreement dated as of August 13, 1990 (the "LOAN AGREEMENT") and evidenced by that certain Secured Promissory Note dated August 13, 1990 in the original principal amount of $28,500,000 (the "NOTE"). The Loan is secured in part by a first-priority Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of August 13, 1990 (the "DEED OF TRUST") recorded in the office of the Recorder of Los Angeles County, California (the "OFFICIAL RECORDS"), encumbering certain real property located at 436 North Bedford Drive in the City of Beverly Hills, State of California, and more particularly described in Exhibit "A" (the "PROPERTY"). The Loan Agreement, the Note and the Deed of Trust together with the other documents delivered in connection therewith, as modified and amended from time to time, are collectively referred to as the "LOAN DOCUMENTS."

          B. Pursuant to that certain Assignment by G&L Development, Assumption by G&L Realty Partnership, L.P., and Consent of The Yasuda Trust & Banking Co., Ltd. dated as of December 16, 1993, and recorded in the Official Records on December 12, 1993 as Instrument No.93-2457164 (the "ASSUMPTION"), all of Original Borrower's obligations under and in connection with the Loan Documents were assigned to and assumed by Borrower. Lender is the holder of the Note and the successor in interest to Yasuda under the Loan Documents.

          C. Borrower is currently in default under the Loan Documents because Borrower has failed to pay all principal of and accrued but unpaid interest on the Loan upon the maturity thereof, and Lender is entitled to foreclose the lien of the Deed of Trust upon the Property and otherwise to enforce its rights and remedies under the Loan Documents or at law and in equity.

          D. Borrower has requested that Lender forebear from foreclosing the lien of the Deed of Trust upon the Property and otherwise enforcing its rights and remedies under the

Loan Documents or at law and in equity, and accept a deed to the Property in lieu of foreclosure and the exercise of such other rights and remedies.

          E. As an accommodation to Borrower, Lender has agreed, subject to the satisfaction of all the terms and conditions of this Agreement, to accept the conveyance of the Property in lieu of Lender foreclosing the lien of the Deed of Trust upon the Property and otherwise enforcing its rights and remedies against Borrower under any of the Loan Documents or at law or in equity.


                                   AGREEMENT
                                   ---------

          In consideration of the above recitals, the promises, agreements, covenants and undertakings contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, the parties hereto hereby agree as follows:

          1 .  Acknowledgment of Indebtedness; Claims. Borrower hereby
               --------------------------------------
acknowledges that as of May 24, 1996, Borrower is indebted to Lender in the sum of $28,500,000, plus interest accruing thereafter but prior to the Closing Date, together with other costs, fees (including attorneys' fees) and expenses payable under the Loan Documents. Borrower further acknowledges that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever arising out of, based upon or relating to the Loan (collectively, "CLAIMS") which can be asserted to reduce or eliminate all or any part of Borrower's indebtedness to Lender, or to seek affirmative relief or damages of any kind or nature from Lender.

          2.  Conveyance.  On the "Closing Date" (as that term is defined in
              ----------
Section 4(a)), Borrower agrees to:
- -------------

          (a) Grant, convey and transfer to Lender, by execution and delivery to Lender of a Grant Deed in the form of Exhibit "B" (the "GRANT DEED"), fee simple title to the Property, and to deliver access to and possession of the Property to Lender;

          (b) Grant, convey and transfer to Lender, by execution and delivery to Lender of a Bill of Sale in the form of Exhibit "C" (the "BILL OF SALE"), all personal property, tangible and intangible, owned by Borrower and used in connection with or located on the Property;

          (c) Assign absolutely to Lender, by execution and delivery to Lender of an Assignment of Leases in the form of Exhibit "D" (the "ASSIGNMENT OF LEASES"), and deliver to Lender the originals (to the extent in Borrower's possession) of, all leases and rental agreements relating to the Property, together with all unreturned and unapplied deposits paid or payable in connection therewith and all rents and other amounts paid or payable for periods following the Closing Date, and deliver to Lender a rent roll describing in reasonable detail the leases and rental agreements relating to the Property;

          (d) Assign absolutely to Lender, by execution and delivery to Lender of an Assignment of Service Contracts in the form of Exhibit "E" (the "ASSIGNMENT OF SERVICE CONTRACTS"), those assignable equipment leases, maintenance and service contracts and similar agreements for equipment or services relating to or required for the use, occupancy or operation of the Property (collectively, the "SERVICE CONTRACTS") which Lender elects to continue beyond the Closing Date;

          (e) Assign absolutely to Lender, by execution and delivery to Lender of an Assignment of Contracts, Guaranties, Warranties and Permits in the form of Exhibit "F" (the "ASSIGNMENT OF CONTRACTS, GUARANTEES, WARRANTIES AND PERMITS"), all of Borrower's right, title, and interest in and to, and deliver to Lender, the following items that relate to the Property, all to the extent assignable:
(i) any and all permits and licenses; (ii) any and all books and records relating to the ownership and operation of the Property; (iii) all existing warranties, if any, on the personal property and the improvements located on the Property; (iv) all plans, tests, soil tests, reports, specifications, engineering plans and reports, and any other architectural or engineering data which concern the Property and which are in the possession of Borrower or its agents or contractors; (v) any and all unreturned and unapplied deposits or prepayments, of any type and for any purpose, made by or in the possession of Borrower or anyone on its behalf, including, without limitation, any and all utility deposits held by any utility companies; (vi) any and all proceeds or rights to proceeds in any threatened or pending condemnation proceedings or proceedings in lieu thereof; and (vii) any and all causes of action of Borrower against anyone now or hereafter arising with respect to the Property;

          (f) Release and covenant not to sue Lender in connection with any Claims arising out of or in connection with the Property or the Loan Documents, by execution and delivery to Lender of a General Release and Covenant Not to Sue in the form of Exhibit "G" (the "RELEASE");

          (g) Agree to manage the Property following the Closing Date, by execution and delivery to Lender of a Property Management Agreement in the form of Exhibit "H" (the "MANAGEMENT AGREEMENT");

          (h) Agree to indemnify, defend and hold harmless, and cause G&L
REALTY CORP., a Maryland corporation (the "REIT") and the sole general partner of Borrower, to indemnify, defend and hold harmless, Lender and its affiliates from and against certain hazardous materials affecting the Property, if any, by execution and delivery of an Indemnity Agreement in the form of Exhibit "I" (the "INDEMNITY AGREEMENT");

          (i) Deliver to Lender immediately available funds in an amount equal to the sum of all amounts payable by Borrower to Lender under the terms of
Section 2(c), Section 2(e)(v), Section 6(c) and otherwise payable under this
- ------------- ---------------- -----------
Agreement;

          (j) Deliver to Lender documents in form and substance acceptable to Lender authorizing the execution, delivery and performance by Borrower and the REIT of this Agreement and the transactions contemplated hereby;

          (k) Deliver to Lender documents issued or certified by (i) the Secretaries of State of the States of Delaware and Maryland evidencing the due formation, existence and good standing of Borrower and the REIT in such States, respectively, and (ii) the Secretary of State of the State of California evidencing the qualification to do business and good standing of Borrower and the REIT in California;

          (l) Deliver to Lender an opinion of counsel to Borrower and the REIT addressed to Lender, dated the Closing Date and in form and substance acceptable to Lender, to the effect that this Agreement, the Grant Deed, the Bill of Sale, the Assignment of Leases, the Assignment of Service Contracts, the Assignment of Contracts, Guarantees, Warranties and Permits, the Release, the Management Agreement, the Indemnity Agreement, the "Non-Foreign Affidavit" (as that term is hereinafter defined), and any other documents executed and delivered by Borrower and/or the REIT in connection with the transactions contemplated by this Agreement (collectively, the "DEED IN LIEU DOCUMENTS") have been duly authorized, executed and delivered by Borrower and the REIT, as applicable, and constitute valid and binding obligations of Borrower and the REIT, as applicable, enforceable in accordance with their terms, and such other matters as Lender may require;

          (m) Execute and deliver to Lender such additional documents and instruments as Lender or its title insurer may require to consummate the transactions contemplated hereby, including, without limitation, a Non-Foreign Affidavit in the form of Exhibit "J" (the "NON-FOREIGN AFFIDAVIT"); and

          (n) Execute and deliver to each tenant of the Property a notice in form and substance acceptable to Lender, informing such tenant of the transfer of title to the Property to Lender.

          3.  Delivery by Lender. Subject to the full satisfaction on or before
              ------------------
the Closing Date of the conditions precedent set forth in Section 4 or any other
                                                          ---------
provision of this Agreement, Lender agrees to:

               (a) Accept the deliveries described in Section 2 above;
                                                      ---------

               (b) Execute and deliver to Borrower the Management Agreement, the Release and the Indemnity Agreement; and

               (c) Execute and deliver any and all other documents and instruments required of Lender under this Agreement.

          4.  Closing.
              -------

          (a) Closing Date. The transactions herein contemplated shall close as
              ------------
soon as possible after the satisfaction of all of the conditions contained in this Agreement, but in no event later than 4:00 p.m., Pacific Daylight Time, on May 24, 1996 (the "CLOSING DATE"). Time is specifically of the essence as to the Closing Date, and the Closing Date shall not be extended except by the mutual written agreement of Borrower and Lender. Recordation of the Grant Deed in the Official Records is a condition precedent to the closing.

          (b) Lender's Conditions. Lender's obligations under this Agreement,
              -------------------
and the consummation of the transactions contemplated hereby, are subject to the satisfaction by Borrower or waiver by Lender of the following conditions precedent:

                    (i) Borrower shall have delivered to Lender all of the funds, documents and other things described in Section 2;
                                               ---------

                    (ii) Chicago Title Insurance Company or such other title insurer as may be acceptable to Lender ("TITLE COMPANY") shall have unconditionally agreed, upon recordation of the Grant Deed in the Official Records, to issue its ALTA Policy of Title Insurance together with such endorsements thereto as may be required by Lender in its sole and absolute discretion, insuring fee title to the Property vested in Lender, subject only to such exceptions and other matters as may be acceptable to Lender in its sole and absolute discretion (the "TITLE POLICY");

                    (iii) Borrower and Lender shall have agreed in writing upon the prorations to be made pursuant to Section 6(c), and Borrower shall have (A)
                                      ------------
paid all costs, expenses and liabilities relating to the ownership and operation of the Property for the period prior to the Closing Date as set forth in such writing and provided receipts for each such payment to Lender or (B) paid the sum of all such costs, expenses and liabilities to Lender in accordance with
Section 2(i);
- ------------

                    (iv) Borrower shall have complied with the covenants and agreements set forth in Section 7, and the Property shall remain in
                        ---------
substantially the same condition as existed on the date of this Agreement; and

                    (v) all certifications, representations and warranties of Borrower set forth in Section 8 shall remain true and correct in all material
                      ---------
respects as of the Closing Date.

          5.  Actions at Closing.
              ------------------

              At the closing:

              (a) Title Company shall cause the Grant Deed to be recorded in the Official Records;

              (b) Title Company shall deliver to Lender the original of the Title Policy, or a binder or commitment therefor in form and substance satisfactory to Lender in its sole and absolute discretion; and

              (c) Borrower and Lender shall deliver to the other all funds and documents provided hereunder.

          6.   Closing Costs and Prorations. Costs incidental to the closing
               ----------------------------
shall be paid as follows:

          (a) Borrower shall pay: (i) the premium for the Title Policy,
(ii) any documentary transfer taxes to be paid in connection with the transactions contemplated by this Agreement, (iii) the cost of recording the Grant Deed, and (iv) Lender's incidental expenses (including attorneys' fees) incurred in connection with the preparation and negotiation of this Agreement and the transactions contemplated by this Agreement;

          (b) Borrower shall pay its own incidental expenses (including attorneys' fees) incurred in connection with the preparation and negotiation of this Agreement and the transactions contemplated by this Agreement; and

          (c) All taxes and assessments upon the Property, personal property taxes relating to the personal property described in the Bill of Sale, premiums for insurance relating to the Property maintained by Borrower and to remain in effect at Lender's request after the closing, charges for utilities at the Property, rents payable under all leases and rental agreements relating to the Property, charges under the Services Contracts to be assigned to Lender pursuant to the Assignment of Service Contracts, and such other matters as may be agreed upon by Borrower and Lender shall be prorated between Borrower and Lender as of the Closing Date, and such prorations shall be agreed upon in writing by Borrower and Lender. Such written agreement regarding prorations shall include the amounts payable by Borrower to Lender in accordance with Section 2(c) and
                                                             ------------
Section 2(e)(v). After the Closing Date, upon the request of either party,
- --------------
Borrower and Lender shall re-prorate any costs, expenses and liabilities described in this Section 2(c) (with an additional payment by Borrower to Lender
                  ------------
or a refund by Lender to Borrower) as may be necessary to effectuate the intent of the parties that Borrower be responsible for all such costs, expenses and liabilities accruing prior to the Closing Date and Lender be responsible for all such costs, expenses and liabilities accruing on or after the Closing Date. Lender shall pay all such costs, expenses and liabilities accruing prior to the Closing Date to the extent Borrower has paid over to Lender funds therefor pursuant to Section 2(i) or the immediately preceding sentence.
            ------------

          7.  Additional Covenants.  Borrower hereby covenants and agrees that,
              --------------------
through and until the Closing Date, Borrower shall operate the Property in substantially the same manner and maintain the Property in substantially the same condition as existed on the date of this Agreement.

          8.  Borrower's' Representations and Warranties. Borrower hereby
              ------------------------------------------
certifies and represents and warrants to Lender, and, where applicable, covenants and agrees, as follows:

          (a) Each of the certifications and representations and warranties, and, where applicable, covenants and agreements of Borrower set forth in that certain Certificate of Borrower dated as May 24, 1996 made by Borrower in favor of Nomura Asset Capital Corporation (i) remain true and correct as of the date of this Agreement and will remain true and correct as of the Closing Date, and
(ii) are hereby incorporated into this Agreement and are hereby ratified and confirmed by Borrower for the benefit of Lender all as if all references therein to Nomura Asset Capital Corporation were references to Lender;

          (b) The execution, delivery, and performance of this Agreement and each of the other Deed in Lieu Documents (i) have been duly authorized by all necessary partnership action by Borrower and all necessary corporate action by the REIT, as applicable, and do not require any filing with or the consent or approval of any governmental body or other regulatory authority or any other person or entity (including, without limitation, any partner of Borrower other than the REIT, except any such partner whose consent or approval has been obtained), and (ii) are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's partnership agreement, as amended, or the REIT's formation documents, as amended, as applicable;

          (c) Except as disclosed in the attached Schedule 1 , Borrower has not been served with process in connection with any litigation affecting the Property or any portion thereof, nor has Borrower received notice of any administrative or other proceeding pending against or affecting the Property or any portion thereof, and to the best of Borrower's knowledge no such litigation or proceeding has been threatened;

          (d) To the best of Borrower's knowledge, Borrower and the Property are in compliance with all covenants, conditions, restrictions, easements, and similar matters affecting the Property;

          (e) Borrower has not entered into any Service Contracts, except those described in the schedule thereof set forth in Exhibit "K".

          (f) There are no broker's commissions or finder's fees payable by Borrower in connection with (i) the Property; (ii) any leases or rental agreements, whether executed or under negotiation, for space located in the Property, other than unpaid leasing commissions which are and shall remain Borrower's sole responsibility; or (iii) the transactions contemplated by this Agreement;

          (g) Neither the execution and delivery of this Agreement nor the transfer of Borrower's interest in the Property pursuant hereto nor the performance of the other transactions contemplated by this Agreement is being consummated by Borrower with any intent to hinder, delay or defraud any person or entity to whom Borrower or the REIT is now indebted or may hereafter become indebted;

          (h) To the best of Borrower's knowledge, (i) Borrower has no equity in the Property and (ii) the current fair market value of the Property is less than the sum of the unpaid principal balance of the Loan, all accrued but unpaid interest thereon and all other amounts payable by Borrower under the Loan Documents;

          (i) The Grant Deed, the Bill of Sale and the Assignment of Leases are absolute conveyances to Lender of all of the right, title and interest of Borrower in and to the Property, and are not intended as and do not constitute security for the payment or repayment of any indebtedness or the performance of any other obligation of Borrower, the REIT or any other person or entity of any kind or nature whatsoever, and there is no express or implied agreement or understanding between Borrower or the REIT, on the one hand, and

Lender or its affiliates, on the other hand, to purchase the Property from Lender following the closing; and

          (j) The written information heretofore delivered to Lender by Borrower relating to the operation and ownership of the Property is true, correct and complete in all material respects.

Borrower hereby agrees and acknowledges that all of the foregoing certifications, representations, warranties, covenants and agreements are material to Lender, and that Lender would not have entered into this Agreement but for such certifications, representations, warranties, covenants and agreements. All of the foregoing certifications, representations, warranties, covenants and agreements shall survive the closing of the transactions contemplated by this Agreement, including, without limitation, the execution, delivery and recordation in the Official Records of the Grant Deed. Borrower and the REIT each hereby jointly and severally agrees forever to indemnify, defend (with counsel reasonably acceptable to Lender) and hold harmless Lender and its affiliates and its and their officers, directors, shareholders, agents, employees, attorneys, successors and assigns from and against any and all claims, demands, obligations, liabilities, suits, causes of action, damages, costs, losses or expenses of every type, kind, nature, description or character, including, without limitation, attorneys' fees and costs, which arise out of or in connection with any material inaccuracy in any of the certifications, representations or warranties set forth in this Agreement on the date of this Agreement or on the Closing Date, irrespective of when such material inaccuracy is discovered or should have been discovered.

          9.  New Agreements. Borrower hereby agrees that it shall not, from and
              --------------
after the date of this Agreement (except as may be permitted under the terms of the Management Agreement after the Closing Date), enter into any leases, rental agreements, contracts or other agreements concerning the Property, without first obtaining the express written consent of Lender (which consent may be granted or denied by Lender in its sole and absolute discretion). Borrower shall not conduct other businesses or enter into other obligations concerning the Property after the date of this Agreement (except as may be permitted under the terms of the Management Agreement after the Closing Date).

          10.  Property "As Is".   Lender agrees that except for Borrower's
               ---------------
certifications, representations and warranties set forth in Section 8, the
                                                            ---------
conveyance of the Property to Lender pursuant hereto shall be concluded without warranties, representations or guarantees made by Borrower and the Property is purchased by Lender on an "AS-IS" basis.

          11.  Preservation of Rights, Remedies and Defenses. Borrower agrees
               ---------------------------------------------
that it will not at any time after the Closing Date initiate or undertake any legal proceeding to rescind or set aside this Agreement or the transactions contemplated hereby for any reason whatsoever, including, without limitation, any claim that the transactions contemplated hereby constitute a preference or a fraudulent conveyance. If, at any time following the Closing Date, (a) Borrower, the REIT or any other person or entity, notwithstanding the terms of the immediately preceding sentence, initiates or undertakes any legal proceeding to rescind or set aside this Agreement or the transactions contemplated hereby for any reason whatsoever, including, without limitation, any claim that the transactions contemplated hereby constitute a preference or a fraudulent conveyance, and (b) the Property, or any part thereof, is required by law to be returned by Lender to Borrower and is returned to Borrower for any reason, including, without limitation, the insolvency, bankruptcy or reorganization of Borrower, or if the conveyances contemplated hereby are held to be preferential or fraudulent, then Borrower's liability under the Loan Documents and all rights and remedies of Lender thereunder shall be revived and reinstated automatically without need of any further action by any party and, upon such a return of the Property to Borrower, the Release shall be of no force or effect and shall be void ab initio. Borrower
                                                             -- ------
and the REIT each hereby jointly and severally agrees forever to indemnify, defend (with counsel reasonably acceptable to Lender) and hold harmless Lender and its affiliates and its and their officers, directors, shareholders, agents, employees, attorneys, successors and assigns from and against any and all claims, demands, obligations, liabilities, suits, causes of action, damages, costs, losses or expenses of every type, kind, nature, description or character, including, without limitation, attorneys' fees and costs, which arise out of or in connection with any event or occurrence of the types described in clauses (a) or (b) of this Section 11 or in connection with any other claim against Lender
               ----------
arising under or in connection with this Agreement or the transactions contemplated hereby.

          12.  Bankruptcy Abstention.  Borrower acknowledges that this Agreement
               ---------------------
represents Borrower's final efforts to reorganize and restructure its financial obligations with respect to the Property and therefore Borrower agrees that it will not seek relief under the provisions of Chapter 11 or any other Chapter of the Bankruptcy Code. Borrower further agrees that, should a voluntary or involuntary bankruptcy be filed by or against Borrower, Borrower shall not contest a motion to dismiss, to abstain or to lift the automatic stay, based upon this Agreement and the settlement contemplated hereunder. Borrower further acknowledges that the exercise of any bankruptcy court's discretion to determine to dismiss or suspend the proceeding pursuant to 11 U.S.C. (S)305(a)(1) is not reviewable by appeal or otherwise pursuant to the provisions of 11 U.S.C.
(S)305(c) or (S)105. Borrower and the REIT each hereby jointly and severally agrees forever to indemnify, defend (with counsel reasonably acceptable to Lender) and hold harmless Lender and its affiliates and its and their officers, directors, shareholders, agents, employees, attorneys, successors and assigns from and against any and all claims, demands, obligations, liabilities, suits, causes of action, damages, costs, losses or expenses of every type, kind, nature, description or character, including, without limitation, attorneys' fees and costs, which arise out of or in connection with any breach by Borrower of the covenants and agreements set forth in this Section 12.
                                               ----------

          13.  Right of First Refusal to Purchase the Property.  During the
               -----------------------------------------------
period commencing upon the Closing Date and continuing through the date which is ninety (90) days thereafter (the "RIGHTS PERIOD"), Lender may advertise or otherwise solicit offers for the sale of the Property, but (i) Lender must first give Borrower written notice of Lender's intent to sell the Property and a copy of any such advertisement or other written solicitation materials, and (ii) Lender shall not make or accept any offer to sell the Property to a third party without providing Borrower the right of first refusal provided in this Section
                                                                       -------
13. If, during the Rights Period, Owner receives from any third party a bona
- --                                                                      ----
fide offer, whether solicited or unsolicited, to purchase the Property at a
- ----
price and upon terms acceptable to Lender (an

"OFFER"), Lender shall give written notice of such Offer to Borrower, which notice shall include a copy of the Offer to purchase together with such other documents as may evidence the proposed purchase and sale transaction, and Borrower shall have until the earlier to occur (the "DEADLINE") of (i) the termination of the Rights Period and (ii) thirty (30) days after such notice is given in which to give Lender written notice that it will purchase the Property upon the same terms and conditions (including, without limitation, the closing date) as are contained in the Offer. Upon (i) Borrower's giving notice to Lender of Borrower's rejection of the right to purchase the Property, or (ii) the failure of Borrower to notify Lender in writing by the Deadline of Borrower's election to purchase the Property, Lender shall be authorized to sell the Property to the third party making the Offer on substantially the same terms and conditions as are contained in such Offer, but Lender in its sole and absolute discretion may agree to any change in the closing date and/or a reduction in the purchase price of up to three percent (3%) if requested by such third party without providing Borrower an opportunity to purchase the Property on such revised terms and conditions. If the Property is not sold to the third party making such Offer, then Lender shall give Borrower the same right to purchase the Property upon receiving from any third party any subsequent bona fide Offer
                                                                ---------
that is received during the Rights Period and acceptable to Lender. All time periods referred to in this Section 13 shall be strictly of the essence.
                            ----------

          IN THE EVENT OF ANY DEFAULT BY LENDER UNDER THE TERMS OF THIS SECTION
                                                                        -------
13, BORROWER'S SOLE AND EXCLUSIVE REMEDY SHALL BE TO FILE AN ACTION AGAINST
- --
LENDER SEEKING A MONEY JUDGMENT FOR ANY ACTUAL DAMAGES INCURRED BY BORROWER RESULTING FROM SUCH DEFAULT, IT BEING AGREED AND ACKNOWLEDGED BY THE PARTIES THAT BORROWER SHALL HAVE NO RIGHT WHATSOEVER TO SEEK SPECIFIC PERFORMANCE OF THE TERMS OF THIS SECTION 13 AND THAT AN ACTION SEEKING A MONEY JUDGMENT FOR ANY
              ----------
ACTUAL DAMAGES INCURRED BY BORROWER HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE SOLE REMEDY OF BORROWER IN THE EVENT OF SUCH A DEFAULT BY LENDER. BORROWER HEREBY AGREES AND ACKNOWLEDGES THAT THE RIGHT OF FIRST REFUSAL PROVIDED FOR IN THIS SECTION 13 DOES NOT GRANT OR RESERVE TO BORROWER ANY RIGHT, TITLE OR
     ----------
INTEREST OF ANY KIND WHATSOEVER IN OR TO THE PROPERTY OR ANY PART THEREOF, AND BORROWER HEREBY WAIVES ANY AND ALL RIGHTS IT MAY NOW HAVE OR HEREAFTER ACQUIRE TO FILE A LIS PENDENS AGAINST THE PROPERTY OR ANY PORTION THEREOF. BORROWER
          -----------
HEREBY FURTHER AGREES AND ACKNOWLEDGES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY. IF BORROWER ELECTS TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THIS SECTION 13, BUT DEFAULTS IN ITS OBLIGATION TO SO PURCHASE
                     ----------
THE PROPERTY, (i) LENDER MAY (A) PURSUE ANY AND ALL REMEDIES UNDER THIS AGREEMENT OR AT LAW OR IN EQUITY AGAINST BORROWER AS LENDER MAY ELECT, AND (B) IN ADDITION TO ANY OTHER REMEDY OR REMEDIES LENDER MAY ELECT TO PURSUE, SELL THE PROPERTY TO THE THIRD PARTY MAKING THE OFFER OR ANY OTHER PERSON

OR ENTITY WHATSOEVER UPON THE TERMS AND CONDITIONS ORIGINALLY SET FORTH IN THE OFFER OR UPON SUCH OTHER TERMS AND CONDITIONS AS LENDER IN ITS SOLE AND ABSOLUTE DISCRETION DEEMS APPROPRIATE, AND (ii) THE RIGHT OF FIRST REFUSAL GRANTED TO BORROWER UNDER THIS SECTION 13 SHALL BE VOID AND OF NO FURTHER FORCE OR EFFECT.
                    ----------

                              "LENDER"

                              LOAN ASSET STRUCTURED TRUST I,
                              a Delaware trust

                              By:  WILMINGTON TRUST COMPANY,
                              not in its individual capacity,
                              but solely as owner trustee

                              By:  /s/ John Burke
                                 --------------------------
                                   John Burke
                                   Its Attorney-in-Fact


                              "BORROWER"

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp. ,
                                   a Maryland corporation,
                                   its general partner


                                    By:  /s/ Gary Grabel
                                       ------------------------------
                                       Name: Gary Grabel
                                            -------------------------
                                       Title: SVP
                                             ------------------------


          14.  Lender Not Responsible for Tax Consequences.  Borrower hereby
               -------------------------------------------
agrees and acknowledges that:

               (a) Borrower has been advised by Lender to seek the advise of Borrower's own tax attorney or certified public accountant for determination of any income tax consequences which may arise from the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby; and

               (b) Lender shall not be responsible or liable for any income tax consequences to Borrower, the REIT or any other partner(s) of Borrower, or the shareholder or partners of the REIT and such other partner(s), which may arise from the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby. Borrower and the REIT each hereby (i) unconditionally releases and forever discharges, and

(ii) jointly and severally agrees forever to indemnify, defend (with counsel reasonably acceptable to Lender) and hold harmless, Lender and its affiliates and its and their officers, directors, shareholders, agents, employees, attorneys, successors and assigns from and against any and all claims, demands, obligations, liabilities, suits, causes of action, damages, costs, losses or expenses of every type, kind, nature, description or character, including, without limitation, attorneys' fees and costs, which arise out of or in connection with any income tax consequences to Borrower, the REIT or any other partner(s) of Borrower, or the shareholders and partners of the REIT and such other partner(s), resulting from the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby, whether such income tax consequences are intended or unintended, anticipated or unanticipated, foreseen or unforeseen, and desired or undesired. As used in this Section 14,
                                                                   ----------
the term "INCOME TAX CONSEQUENCES" shall refer to any taxes imposed in accordance with the Internal Revenue Code of 1986, as amended, the California Revenue & Taxation Code, as amended, and the taxing power and authority of any other jurisdiction, foreign or domestic, against Borrower, the REIT or any other partner(s) of Borrower, or the shareholders and partners of the REIT and such other partner(s), and shall include specifically any taxes imposed upon income arising from, relating to or in connection with the satisfaction of Borrower's obligation under the Note, the transfer of the Property and any distributions required in connection therewith. Under no circumstances shall Lender be responsible or liable for any consequential, punitive or special damages, whether or not foreseeable, that may be suffered by Borrower, the REIT or any other partner(s) of Borrower, or the shareholders and partners of the REIT and such other partner(s), as a direct or indirect result of such income tax consequences.

          15.  Remedies Are Cumulative.  All remedies provided to Lender and,
               -----------------------
except as set forth in Section 13, all remedies provided to Borrower in this
                       ----------
Agreement are cumulative and non-exclusive and shall be in addition to any and all other rights and remedies provided by law or in equity. No waiver of any default shall be implied from any omission by Lender or Borrower to take action on account of such default, even if such default persists or is repeated. No waiver of any default shall affect any default other than the default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of any of the Deed in Lieu Documents shall be construed as a waiver of any subsequent breach of the same provision. Lender's consent to or approval of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary Lender's consent to or approval of any subsequent act; Borrower's consent to or approval of any act by Lender requiring further consent or approval shall not be deemed to waive or render unnecessary Borrower's consent to or approval of any subsequent act.

          16.  Unconditional and Absolute Transfer.  The grant, assignment,
               -----------------------------------
conveyance and transfer of the Property shall be unconditional and absolute and Borrower (and its partners) shall not have (and does not reserve) any right, title or interest of any kind whatsoever in or to the Property or any part thereof (including the right of first refusal provided to Borrower as set forth in Section 13, which does not constitute a grant or reservation of any right,
   ----------
title or interest of any kind whatsoever in or to the Property or any part thereof, but rather is simply the grant of a contractual right to Borrower, the sole remedy for the breach of which by Lender is an action for the actual money damages incurred by

Borrower resulting from such default as set forth in Section 13). Unless the
                                                     -----------
reservation of rights and remedies in Section 11 becomes operative, following
                                      -----------
the closing, Borrower forever waives and releases any and all rights of redemption and other rights, if any, which it might have or have had in connection with the Property, whether arising from the grant, assignment, conveyance and transfer of the Property described herein, or arising from any foreclosure sale which Lender might have elected to hold or may hereafter hold pursuant to the Deed of Trust. Lender does not hereby assume, directly or indirectly, any liability, obligation, duty or responsibility whatsoever for the payment, discharge or other resolution of any liability, obligation, indebtedness, lien, security interest, encumbrance, claim or other problem, condition or matter which has been or may hereafter be created or assumed by Borrower, anyone associated with Borrower (including, without limitation, the REIT and Original Borrower) or any of Borrower's predecessors in interest (including, without limitation, Original Borrower) or which may otherwise presently exist with respect to the Property, except as specifically provided in

Section 6(c) with respect to prorated costs, expenses and liabilities accruing
- -----------
prior to the Closing Date. Lender may at any time sell (subject to the terms of

Section 13), transfer, encumber (including by additional advances of the Loan,
- -----------
or separate encumbrances) , lease , assign or abandon all or any portion of the Property and may take or omit to take any action which Lender in its discretion may deem to be in its best interest, and Borrower shall have no right, title or interest in or to any portion of any consideration received by Lender in connection with any such sale, transfer, encumbrance, lease, assignment or abandonment of the Property.

          17.  Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any trustee in any bankruptcy case); provided, however, that Borrower shall not directly or indirectly assign or
- --------- -------
otherwise transfer any of its rights and/or obligations (except any rights and/or obligations to purchase the Property in accordance with Section 13,
                                                               ----------
which rights and/or obligations to purchase must be exercised by Borrower, but may be assigned to and consummated by an affiliate of Borrower) under this Agreement in whole or in part without the prior written consent of Lender (which consent may be granted or withheld by Lender in its sole and absolute discretion), and any such assignment or other transfer without such consent shall be void; provided further, however, that Lender at any time or from time
               ----------------- -------
to time, may assign or otherwise transfer any or all of its rights and/or obligations under this Agreement to one or more assignees or transferees of its choosing and Borrower hereby consents and agrees to be bound by any such assignment or transfer. Such an assignment or transfer of this Agreement by Lender, however, shall not release Lender of its liability hereunder.

          18.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

          19.  Governing Law. This Agreement shall be governed by, and construed
               -------------
in accordance with, the internal laws of the State of California.

          20.  Entire Agreement; Exhibits.  This Agreement and the Deed in Lieu
               --------------------------
Documents contain the entire agreement between Lender and Borrower respecting the subject matter hereof and the deed-in-lieu of foreclosure of the Property, and any prior representations, negotiations or agreements between the parties relating hereto are merged into this Agreement. All Exhibits attached hereto are incorporated herein by this reference.

          21.  No Merger or Impairment. It is the intent of the parties that,
                 -----------------------
upon execution, delivery and recordation in the Official Records of the Grant Deed and the consummation of the transactions contemplated by this Agreement:
(a) the title to the Property conveyed by the Grant Deed shall not merge with the lien of the Deed of Trust or any of the other Loan Documents upon the Property; (b) neither the Note nor the lien of the Deed of Trust or any of the other Loan Documents shall be extinguished or impaired by execution, delivery and recordation in the Official Records of the Grant Deed or the consummation of the transactions contemplated by this Agreement; (c) the Property shall remain subject to the lien of the Deed of Trust and any of the other Loan Documents, it being the express intent of the parties to this Agreement that Lender's interest in the Property under the Deed of Trust and any of the other Loan Documents shall not merge with or into Lender's interest in the Property under the Grant Deed and that such interests shall remain separate, distinct, and independent; and (d) Lender and its successors and assigns, shall continue to enjoy all rights and remedies set forth in the Deed of Trust and any of the other Loan Documents, including the right to exercise the power of sale contained therein, but subject to the covenant and agreement by Lender set forth in Section 3 of
                                                                 ---------
the Release. Nothing contained in this Agreement shall affect or impair or be construed to affect or impair the lien, charge, or encumbrance of the Deed of Trust or any of the other Loan Documents against the Property, or, except as expressly provided otherwise in the General Release, to release or affect the liability of any person(s) now or hereafter liable under the Note, the Deed of Trust or any of the other Loan Documents.

          22.  Amendments; Survival. This Agreement may not be amended except by
               --------------------
an amendment in writing signed by all parties hereto. This Agreement and the covenants, agreements, indemnities, certifications, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby, including, without limitation, the execution, delivery and recordation in the Official Records of the Grant Deed.

          23.  No Assumption of Liabilities. Except as specifically provided in
               ----------------------------
the Assignment of Leases, nothing in this Agreement shall constitute an assumption by Lender of any liabilities or obligations of Borrower, regardless of whether Lender is aware of such liabilities or obligations at the time this Agreement is executed or upon the Closing Date.

          24.  Further Assurances. At any time or from time to time upon the
               ------------------
request of Lender or Borrower, the other party shall execute all such additional documents and instruments and shall do all such additional acts and things as the requesting party may reasonably request in order to effectuate fully the purposes of this Agreement. Borrower agrees to cooperate fully with Lender to secure all benefits of the Property.

          25.  Legal Fees. In the event of any controversy or dispute arising
               ----------
out of this Agreement, the prevailing party or parties shall be entitled to have and recover from the other party all attorneys' fees and costs, witness fees, court costs and other litigation expenses incurred by the prevailing party, as determined by the court (including, all attorneys' fees and costs, court costs and other expenses incurred by such party in connection with any appeal, any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding, and in connection with the enforcement of any judgment).

          26.  Notices.  All notices, consents, approvals and requests required
               -------
or permitted hereunder or under any other Deed in Lieu Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answerback acknowledged), addressed if to Lender to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, Mr. David A. Vanaskey, Jr. , with a copy to Nomura Asset Capit&l Corporation, 2 World Financial Center, Building B, New York, New York 10281-1198, Attention: Ms. Sheryl McAfee and Mr. Barry Funt, and if to Borrower at 439 North Bedford Drive, Beverly Hills, California 90210,
Attention: Gary Grabel, or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this
Section 26. A copy of all notices, consents, approvals and requests directed to
- ----------
Lender shall be delivered to Cadwalader, Wickersham & Taft, 660 South Figueroa Street, 23rd Floor, Los Angeles, California 90017, Attention: Michael A. Santoro, Esq., and a copy of all notices, consents, approvals and requests directed to Borrower shall be delivered to Gibson, Dunn & Crutcher, 333 South Grand Avenue, Los Angeles, California 90071-3197, Attention: Jeff R. Hudson, Esq. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a business day. A party receiving a notice which does not comply with the technical requirements for notice under this Section 26 may elect to waive any
                                             ----------
deficiencies and treat the notice as having been properly given.

          27.  Risk of Loss. The risk of loss on all of the Property, shall be
               ------------
and remain on Borrower until the closing.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              "LENDER"

                              LOAN ASSET STRUCTURED TRUST I,
                              a Delaware trust

                              By:  WILMINGTON TRUST COMPANY,
                              not in its individual capacity,
                              but solely as owner trustee

                              By: /s/ John Burke
                                  --------------------------
                                  John Burke
                                  Its Attorney-in-Fact

                              "BORROWER"

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp. ,
                                   a Maryland corporation,
                                   its general partner

                                   By: /s/ Gary Grabel
                                      -------------------------
                                      Name: Gary Grabel
                                           --------------------
                                      Title: SVP
                                            -------------------

The undersigned has executed this Agreement solely for the purpose of agreeing to the provisions of Section 8, Section 11, Section 12 and Section 14 hereof.
                     ---------  ----------  ----------     ----------

                              "REIT"

                              G&L REALTY CORP.,
                              a Maryland corporation

                              By: /s/ Gary Grabel
                                  -------------------------
                                  Name: Gary Grabel
                                       --------------------
                                  Title: SVP
                                        -------------------

                                  EXHIBIT "A"
                                  -----------

                       Legal Description of the Property
                       ---------------------------------

                                                                         BEDFORD
                                   EXHIBIT A


                               LEGAL DESCRIPTION


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FE'ET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHEASTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD
WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "B"
                                  -----------


                            Form of the Grant Deed
                            ----------------------

RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:

Cadwalader, Wickersham & Taft
660 South Figueroa Street, Suite 2300
Los Angeles, California 90017-5700
Attention:  Michael A. Santoro, Esq.


- --------------------------------------------------------------------------------
                                   (Space Above Line For Recorder's Use Only)

                                   GRANT DEED

          The undersigned grantor(s) declare(s):
          Documentary transfer tax is $0.00
          (1)  The grantee herein was the beneficiary.
                                  ---
          (2) The amount of the unpaid debt together with costs was $28,500,000.00.
          (3) The amount paid by the grantee over and above the unpaid debt was $0.00.
          (4)  The documentary transfer tax is $0.00.
          (5)  Said property is in (          ) unincorporated area; (X) City
               of Beverly Hills.

          FOR VALUE RECEIVED, G&L Realty Partnership, L.P., a Delaware limited partnership ("GRANTOR"), hereby grants to LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("GRANTEE"), all that certain real property (the "PROPERTY") situated in the County of Los Angeles, State of California, more particularly described in Exhibit "A" attached hereto and incorporated herein by reference,
             ----------
together with the buildings, improvements and fixtures thereon and all rights, privileges and easements appurtenant thereto.

          Grantor hereby covenants with Grantee that Grantor is lawfully seized of the Property in fee simple; that Grantor has good right and lawful authority to sell and convey the Property; that Grantor hereby fully warrants the title to the Property and will defend the satrie against the lawful claims of all persons whomsoever; and that the Property is free of all encumbrances, except for covenants, restrictions and easements of record, which are not reimposed by reference thereto, leases, and real estate taxes for the tax year 1996/1997 and subsequent years.

          This Deed:

          (a) is intended to accomplish an absolute and outright grant and conveyance of the Property;
          (b) is delivered for fair and adequate consideration;

          (c) is delivered in consideration for a covenant not to sue Grantor to enforce Grantee's rights against Grantor under the "LOAN DOCUMENTS" (as such term is defined in that certain Agreement for Deed in Lieu of Foreclosure, dated as of May 24, 1996, executed by Grantor and Grantee (the "AGREEMENT"));

          (d) is not intended to create a mortgage, trust conveyance, security agreement Qr security interest of any kind; and

          (e) is fairly and freely delivered by Grantor, Grantor having conveyed the Property to Grantee for a consideration equal to the fair value of Grantor's interest in the Property.

          It is understood: (i) that the effect and the lien of that certain Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of August 13, 1990 and recorded in the office of the Recorder of Los Angeles County, California on August 14, 1990 as Instrument No.90-1410742 (the "DEED OF TRUST") and the other Loan Documents against the Property shall not be extinguished or impaired by the execution, delivery, and recordation of this Deed; (ii) that the Property shall remain subject to the Deed of Trust and the other Loan Documents, it being the express intent of Grantor and Grantee that Grantee's interest in the Property under the Deed of Trust and the other Loan Documents shall not merge with or into Grantee's interest in the Property under this Grant Deed and that such interests shall remain separate, distinct, and independent; and (iii) that Grantee shall continue to have the right to foreclose against the Property under the Deed of Trust either by judicial action or pursuant to any power of sale contained therein.

          IN WITNESS WHEREOF, the undersigned have executed this Grant Deed on May 24,1996.


                                   GRANTOR:

                                   G&L REALTY PARTNERSHIP, L.P.,
                                   a Delaware limited partnership

                                   By:  G&L Realty Corp.,
                                        a Maryland corporation,
                                        its general partner


                                        By:
                                           ----------------------------
                                           Name:
                                                ------------------------
                                           Title:
                                                -----------------------

STATE OF CALIFORNIA      )
                         )
COUNTY OF LOS ANGELES    )

          On May __, 1996, before me, _____________________, a Notary Public in and for said State, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the within instrument such person, or the entity upon behalf of which such person acted, executed such instrument.

          WITNESS my hand and official seal.


                                    ___________________________
                                    (Signature)

[Affix Notarial Seal]

                                  EXHIBIT "A"
                                  -----------

                       Legal Description of the Property

                                                                         BEDFORD
                                   EXHIBIT A


                               LEGAL DESCRIPTION


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY , IN THE CITY OF BEVERLY HILLS , COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHWESTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2
ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNRY, DESCRIBED AS A

                                                                         BEDFORD


WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "C"
                                  -----------


                           Form of the Bill of Sale
                           ------------------------

                                 BILL OF SALE
                                 ------------

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership formerly ("TRANSFEROR"), does hereby transfer, convey, and sell to LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("TRANSFEREE"), all tangible and intangible personal property owned by Transferor and used in connection with the operation of the real property more particularly described in Exhibit "A"
                                                              ----------
attached hereto and made a part hereof (the "PROPERTY"), including, without limitation, all furniture, fixtures, machinery, equipment and other personal property located on or within the Property (collectively, the "PERSONAL PROPERTY"). The Personal Property is more particularly described in Exhibit "B"
                                                                    ----------
attached hereto and made a part hereof.

          1.  Transferor hereby represents and warrants to Transferee that:
(i) the right to transfer, convey, and sell the Personal Property is vested in Transferor; (ii) no previous conveyance of Transferor's interest in the Personal Property has been made; and (iii) this Bill of Sale is legally binding and enforceable against Transferor in accordance with its terms.

          2. This Bill of Sale is an absolute and outright transfer, conveyance, and sale of title to the Personal Property, in effect as well as in form, and is not intended to create a mortgage, trust conveyance, security agreement or security interest of any kind.

          3. Transferor covenants and agrees with Transferee hereafter to deliver to Transferee such further documents of conveyance as Transferee or its counsel may reasonably require with respect to the Personal Property. In addition, concurrently with the delivery of this Bill of Sale to Transferee, Transferor shall deliver to Transferee all of the Personal Property in Transferor's possession or control.

          4. This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Transferor and Transferee.

          5 . This Bill of Sale shall be governed by and construed and interpreted in accordance with the laws of the State of California.

          Dated as of May 24, 1996.

                               G&L REALTY PARTNERSHIP, L.P.,
                               a Delaware limited partnership

                               By:  G&L Realty Corp.,
                                    a Maryland corporation,
                                    its general partner


                                   By:
                                      ____________________________
                                         Name:
                                              ____________________
                                         Title:
                                              ____________________

                                  EXHIBIT "A"
                                  ----------


                        Description of the Real Property

                                                                         BEDFORD
                                   EXHIBIT A


                               LEGAL DESCRIPTION


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHESTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID C0UNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD
WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF. BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND 3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST 152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF SAID LOT. 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "B"
                                  -----------

                    Description of the Personal Property

          All furniture, fixtures, machinery, equipment, appliances, and other personal property owned by Tansferor and located at or used in connection with the real property described in Exhibit "A".
                               -----------

                                  EXHIBIT "D"
                                  -----------


                       Form of the Assignment of Leases
                       --------------------------------

RECORDING REQUESTED BY AND
WHEN RECORDED, MAIL TO:

Cadwalader, Wickersham & Taft
660 5. Figueroa, 23rd Floor
Los Angeles, California 90017
Attn:  Michael A. Santoro, Esq.

- --------------------------------------------------------------------------------

                              ASSIGNMENT OF LEASES
                              --------------------

          This ASSIGNMENT OF LEASES (this "ASSIGNMENT") is made as of this 24th day of May, 1996, by G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("ASSIGNOR"), and LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("ASSIGNEE").

                                   RECITALS:
                                   --------

          A. Assignor is presently the owner and holder of all of the lessor's interest in the leases and tenancies described in Schedule I attached hereto and
                                                  ----------
incorporated herein by this reference (collectively, the "LEASES"), which Leases affect the real property located at 436 North Bedford Drive in the City of Beverly Hills, County of Los Angeles, State of California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference
             ---------
the ("PROPERTY"); and

          B. Pursuant to that certain Agreement for Deed in Lieu of Foreclosure, dated as of May 24, 1996 (the "AGREEMENT"), by and between Assignor and Assignee, Assignor has agreed to transfer and convey to Assignee all of Assignor's right, title, estate and interest in and to the Property and all of Assignor's right, title, estate and interest as lessor in, to and under the Leases.

          NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

          1 .  Assignment. Assignor hereby grants, transfers, conveys and
               ----------
assigns to Assignee all of Assignor's right, title, estate and interest in, to and under the Leases, together with (i) any and all right, title, estate and interest of Assignor as lessor or landlord under the Leases, whether now owned or hereafter acquired, in and to the real property which is the subject thereof and any improvements and fixtures located thereon, (ii) any rights, privileges, easements, rights of way or appurtenances appertaiding thereto (including, without limitation, any and all rents, issues, profits, royalties, license revenues, concession revenues, income and other benefits derived from such real property hereafter accruing, and any and all claims, causes of action, rights to proceeds or awards related to such real property hereafter accruing), (iii) all right, title, estate and interest of Assignor in and to security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and have not, prior to the date hereof, been applied or repaid by Assignor, and (iv) all right, title, estate and interest of Assignor in and to subleases, if any, relating to such real property.

          2.  Assumption. Assignee hereby accepts such assignment of Assignor's
               ----------
right, title, estate and interest in, to and under the Leases, and, in addition,
(i) assumes and agrees to be bound by all of the terms of the Leases, and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases from and after the execution and delivery of this Assignment by Assignor and Assignee.

          3.  Indemnification of Assignor.  Assignee hereby agrees to indemnify,
              ---------------------------
defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directlt or indirectly arising out of or based upon Assignee's failure to keep, perform, fulfill and observe any of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases from and after the execution and delivery of this Assignment by Assignor and Assignee (but excluding any such terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases relating to any unused security or other deposits not paid by Assignor to Assignee in accordance with the terms of the Agreement).

          4.  Indemnification of Assignee.  Assignor hereby agrees to indemnify,
              ---------------------------
defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignor's failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases prior to the execution and delivery of this Assignment by Assignor and Assignee.

          5.  Rentals.  All rents payable under or pursuant to the Leases shall
               -------
be prorated as between Assignor and Assignee pursuant to, and in accordance with, the terms of the Agreement.

          6.  Further Assurances. Assignor hereby covenants that it will, at any
              ------------------
time and from time to time following a written request therefor, execute and deliver to Assignee and its successors and assigns, any additional or confirmatory instruments and take such further acts (including, without limitation, sending notices of this Assignment to the tenants under the Leases) as Assignee may reasonably request to evidence fully the assignment contained herein.

          7.  Appointment. Assignor hereby irrevocably appoints Assignee and its
              -----------
successors and assigns, as the true and lawful attorney and agent of Assignor, in Assignor's name and stead, to enforce the provisions of the Leases.

          8.  Binding Effect. This Assignment shall inure to the benefit of and
              --------------
shall be binding upon the parties hereto and their respective successors and assigns.

          9.  Survival of Certain Provisions. The provisions of Sections 2, 3,
              ------------------------------                    --------------
4, 5, 6 and 7 hereof shall survive the execution and delivery of this Assignment
- -------------
by Assignor and Assignee and the grant, transfer, conveyance, and assignment of the Leases pursuant hereto.

          10. Governing Law. This Assignment shall be construed in accordance
              -------------
with and governed by the laws of the State of California.

          11. Counterparts.  This Assignment may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          12. Assignment Absolute.  This Assignment constitutes an absolute and
              -------------------
outright transfer, conveyance and assignment of the Leases, in effect as well as in form, and is not intended to create a mortgage, trust conveyance, security agreement or security interest of any kind.

                              ASSIGNOR:

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp.,
                                   a Delaware corporation,
                                   its general partner


                                   By:
                                      ----------------------------
                                      Name:
                                           -----------------------
                                      Title:
                                            ----------------------

                    [Signatures continued on next page]

                                      ASSIGNEE:

                                      LOAN ASSET STRUCTURED TRUST I,
                                      a Delaware trust

                                      By:  WILMINGTON TRUST COMPANY,
                                      not in its individual capacity,
                                      but solely as owner trustee

                                      By:
                                         ------------------------------
                                         John Burke
                                         Its Attorney-in-Fact

State of_________________)
                         )
County of________________)


          On   this  ____  day  of  __________,  1996,  before  me,
______________________________________________________,   a  Notary
Public in and for said State, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) , and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.


Signature                                     (Seal)
         ______________________

State of ________________)
                         )
County of _______________)

          On   this   ____   day   of  _________,   1996,   before   me,
_____________________________________________________, a Notary Public in and
for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

Signature                                     (Seal)
         ________________________________

                               436 NORTH BEDFORD
                            BEVERLY HILLS, CA 90210




SUITE             TENANT NAME                   LEASE
                                                 (R)
                                               SQ. FT.

  101   KOTLER, ROBERT, M.D.                     2,926
- ------------------------------------------------------
  102   LEAF, NORMAN,M.D.                          455
- ------------------------------------------------------
  103   LEAF, NORMAN, M.D.                       4,998
- ------------------------------------------------------
  104   SCHEIBNER, ADRIANNA, M.D.                3,212
- ------------------------------------------------------
  200   VACANT                                   1,700
- ------------------------------------------------------
  201   KOTLER, ROBERT, M.D.                     2,806
- ------------------------------------------------------
  202   BLOOM, EMILY, M.D                        3,211
- ------------------------------------------------------
  203   APPLEBAUM, ROBERT, M.D.                  2,618
- ------------------------------------------------------
  205   PARK, AGATHA LEE, M.D.                   1,407
- ------------------------------------------------------
  206A  WATSON, MARTHA, PH.D                       483
- ------------------------------------------------------
  207   VACANT                                   3,336
- ------------------------------------------------------
  208   FAHID, AHMAD, D.D.S.                     1,105
- ------------------------------------------------------
  209   ROSENBERG & CHIPRUT                      1,393
- ------------------------------------------------------
  210   SHENG, FRANCIS, M.D.                     1,203
- ------------------------------------------------------
  211   KRAVITZ, HILARD, M.D.                    1,338
- ------------------------------------------------------
  212   VACANT                                   1,296
- ------------------------------------------------------
  214   CEDARS - SINAI                           3,441
- ------------------------------------------------------
  218   CHAN, SIMON, M.D.                        1,184
- ------------------------------------------------------
  300   METTLE, RICHARD                          2,512
- ------------------------------------------------------
  301   HALL, DENNIS & PATTI                     2,758
- ------------------------------------------------------
  302   ZIGHELBOIM, JACOB, M.D.                  1,518
- ------------------------------------------------------
  303   BLUESTONE, RODNEY. MD                    2,995
- ------------------------------------------------------
  304   WARTON, EUGENE, M.D.                     2,125
- ------------------------------------------------------
  305   KATZMAN, LA WANDA, PH.D.                 3,527
- ------------------------------------------------------
  306   RAPAPORT, MARVIN, M.D                    1,919
- ------------------------------------------------------
  307   BARNES & FRIED                             808
- ------------------------------------------------------

                               436 NORTH BEDFORD
                            BEVERLY HILLS, CA 90210


                                   CONTINUED
                                   ---------

SUITE             TENANT NAME                   LEASE
                                                 (R)
                                               SQ. FT.
- ----------------------------------------------------
 308 KHALSA, SARAN SINGH. M.D.                 4,849
- ----------------------------------------------------
 309 BAIL, BERNARD, M.D.                         724
- ----------------------------------------------------
 311 CAMPION, DAVID, M.D.                        597
- ----------------------------------------------------
 432 NAYSSAN, D.D.S.                           1,215
- ----------------------------------------------------
 448 SUMMIT HEALTH, LTD.                       4,206
- ----------------------------------------------------
 S1  BLUESTONE, RODNEY, M.D.                      73
- ----------------------------------------------------
 S2  BLUESTONE, RODNEY, M.D.                       0
- ----------------------------------------------------
 S3  HAISEL, MILTON, M.D.                         10
- ----------------------------------------------------
 S4  CHIPRUT & ROSENBERG                          71
- ----------------------------------------------------
 S5  SOKOL, ANTHONY, M.D.                         40
- ----------------------------------------------------
 S6  KOTLER, ROBERT, M.D.                         71
- ----------------------------------------------------
 S7  CAFE DEL ARTE                                87
- ----------------------------------------------------
 S8  FISHER, KENNETH, M.D.                        78
- ----------------------------------------------------
S10  EDITH WINTON                                 60
- ----------------------------------------------------
S11  EMILY BLOOM, M.D.                            60
- ----------------------------------------------------
S12  KARLAN, MITCHELL, M.D.                       87
- ----------------------------------------------------
S13  KRAVITZ, HILARD, M.D.                        74
- ----------------------------------------------------
S14  SACHS, MICHAEL, M.D.                         40
- ----------------------------------------------------
S15  KOTLER, ROBERT, M.D.                         48
- ----------------------------------------------------
S16  SIDIKARO, JOSEPH, M.D.                       48
- ----------------------------------------------------
S17  BEDFORD HEALTH ASSOCIATION                   87
- ----------------------------------------------------
S18  RAPAPORT, MARVIN, M.D.                       89
- ----------------------------------------------------
S19  FLEMING & HAYER                              45
- ----------------------------------------------------
201B KOTLER, ROBERT, M.D.                         19
- ----------------------------------------------------
202B EMILY BLOOM, M.D.                           461
- ----------------------------------------------------
203B BIRCOLL, MEL, M.D.                          352
- ----------------------------------------------------
205B PHYSICIAN'S IMMUNODIAGNOSTIC                  0
- ----------------------------------------------------
208B FAHID, AHMAD, D.D.S                          45
- ----------------------------------------------------
210B SHENG, FRANCIS, M.D.                        208
- ----------------------------------------------------
211B KRAVITZ, HILARD, M.D.                       317
- ----------------------------------------------------
301B HALL, DENNIS & PATTI                      1,200
- ----------------------------------------------------
305B KATZMAN, LAWANDA, PH.D                      272
- ----------------------------------------------------
306B RAPAPORT, MARVIN, M.D.                       64
- ----------------------------------------------------
308B KHALSA, SARAM, M.D.                         754
- ----------------------------------------------------

                             428-442 NORTH BEDFORD
                            BEVERLY HILLS, CA 90210

ADDRESS           TENANT NAME                   LEASE
                                                 (R)
                                               SQ. FT.
- -------------------------------------------------------
428 N. BEDFORD    KAY WARREN                        450
- -------------------------------------------------------
430 N. BEDFORD    EDITH WATSON                      410
- -------------------------------------------------------
434 N. BEDFORD    CLASSY COLLECTIONS              1,077
- -------------------------------------------------------
438 N. BEDFORD    VACANT                          1,251
- -------------------------------------------------------
442 N. BEDFORD    YOSHIHIRO KAWATTA               1,938
- -------------------------------------------------------

                        Description of the Real Property
                        --------------------------------

                             [See attached pages]



































                                   Exhibit A

                                       to

                           Assignment and Assumption

                                   of Leases

                                                                         BEDFORD
                                   EXHIBIT A


                               Legal Description


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHEASTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING .

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD
WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTEAST LINE OF SAID WI' 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "E"
                                  -----------

                  Form of the Assignment of Service Contracts
                  -------------------------------------------

                        ASSIGNMENT OF SERVICE CONTRACTS
                        -------------------------------

          This ASSIGNMENT OF SERVICE CONTRACTS (this "ASSIGNMENT") is made and entered into as of May 24, 1993, by G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("ASSIGNOR"), to and for the benefit of LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("ASSIGNEE").

          Assignor is the owner of that certain real property located in the City of Beverly Hills, County of Los Angeles, State of California, more particularly described in Exhibit "A" attached hereto and incorporated herein by
                          ----------
reference, together with all buildings and other improvements thereon (collectively, the "PROJECT"). The Project is being conveyed to Assignee pursuant to a certain Grant Deed being executed by Assignor in favor of Assignee concurrently herewith.

          Assignor, as owner of the Project, has an interest in the "Service Contracts" (as that term is hereinafter defined).

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. Assignor hereby assigns, conveys, and transfers to Assignee all of Assignor's right, title, and interest in and to all equipment leases, management and service contracts and similar agreements for equipment or services relating to or required for the use, occupancy, or operation of the Project, including. without limitation, the agreements more particularly described in Exhibit "B" attached hereto (collectively, the "SERVICE
             ----------
CONTRACTS").

          2. Assignee hereby accepts such assignment of Assignor's right, title, estate and interest in, to and under the Service Contracts, and, in addition. (i) assumes and agrees to be bound by all of the terms of the Service Contracts, and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the contractor under the Service Contracts from and after the execution and delivery of this Assignment by Assignor and Assignee.

          3. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignee's failure to keep, perform, fulfill and observe any of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the contractor under the Service Contracts from and after the execution and delivery of this Assignment by Assignor and Assignee.

          4. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignor's failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the contractor under the Service Contracts prior to the execution and delivery of this Assignment by Assignor and Assignee.

          5. Assignor hereby represents and warrants to Assignee that no previous conveyance of Assignor's interest in the Service Contracts has been made, except under the Loan Documents described in the Grant Deed.

          6. This Assignment is an absolute and outright transfer, conveyance, and sale of title to the Service Contracts, in effect as well as in form, and is not intended to create a mortgage, trust conveyance, security agreement or security interest of any kind.

          7. Assignor covenants and agrees with Assignee hereafter to deliver to Assignee such further documents of conveyance as Assignee or its counsel may reasonably require with respect to the Service Contracts.

          8. This Assignment shall be binding upon and inure to the benefit of the successors and assigns of Assignor and Assignee.

          9. This Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

                                   Assignor:

                                   G&L REALTY PARTNERSHIP, L.P.,
                                   a Delaware limited partnership

                                   By:  G&L Realty Corp.,
                                        a Maryland corporation,
                                        its general partner


                                        By:
                                           _________________________
                                            Name:
                                                 ___________________
                                            Title:
                                                 ___________________

                         Assignee:

                         LOAN ASSET STRUCTURED TRUST I,
                         a Delaware trust

                         By:  WILMINGTON TRUST COMPANY,
                              not in its individual capacity,
                              but solely as owner trustee

                              By:
                                 ___________________________
                                 John Burke
                                 Its Attorney-in-Fact

                                  EXHIBIT "A"
                                  ----------


                        Description of the Real Property

                                                                         BEDFORD
                                   EXHIBIT A


                               LEGAL DESCRIPTION


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER K&P RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY .

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS , COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, 'UNTETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHEASTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SORNTHE~STERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE436 PROPERTY DESCRIBED AS FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD



WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH S6 DEGREES 28 MINUTES 50 SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTHEASTRLY LINE OF SAID LOT 4D NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "B"
                                  ----------

                    Description of the Service Contracts

                                  EXHIBIT "B"

                        List of Service Contracts


436 North Bedford
- -----------------
    1. Airconditioning, Inc.
    2. Amtech Reliable Elevator Co.
    3. Aqua-tech Water Management
    4. BFI
    5. Bon Pest Control
    6. Century Parking
    7. Langner & Associates, Inc.
    8. Premier Building Maintenance
    9. Sterling Security Systems, Inc.
    10.Van Herrick's

                                  EXHIBIT "F"
                                  -----------


    Form of the Assignment of Contracts, Guarantees, Warranties and Permits
    -----------------------------------------------------------------------

          ASSIGNMENT OF CONTRACTS, GUARANTIES, WARRANTIES, AND PERMITS
          ------------------------------------------------------------

          This ASSIGNMENT OF CONTRACTS, GUARANTIES, WARRANTIES, AND PERMITS (this "ASSIGNMENT") is made and entered into as of May 24, 1996, by G&L Realty Partnership, L.P., a Delaware limited partnership ("ASSIGNOR"), whose address is 439 North Bedford Drive, Beverly Hills, California 90210, to and for the benefit of LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("Assignee"), whose address is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Mr. David A. Vanaskey, Jr.

          Assignor is the owner of that certain real property located in the County of Los Angeles, State of California more particularly described in Exhibit "A" attached hereto and incorporated herein by reference, together with
- -----------
all buildings and other improvements thereon (collectively, the "PROJECT"). The Project is being conveyed to Assignee pursuant to a certain Grant Deed being executed by Assignor in favor of Assignee concurrently herewith.

          Assignor, as owner of the Project, has an interest in the "AGREEMENTS" (as hereinafter defined).

          NOW, THEREFORE, with reference to the above recitals thereon, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. Assignor hereby assigns, conveys and transfers to Assignee, all of Assignor's assignable right, title and interest in, to aqd under the following (collectively, the "AGREEMENTS"), to the extent assignable: (i) any and all permits and licenses relating to the Project, including, without limitation, all transferable business, liquor and other licenses used in connection with the operation of the Project, and all occupancy and other permits relating to the use and occupancy of the Project; (ii) any and all books and records relating to the ownership and operation of the Project; (iii) any and all existing warranties, if any, with respect to the personal property and the improvements located on the Project; (iv) any and all plans, tests, soil tests, reports; specifications, engineering plans and repons, and other architectural or engineering data that concern the Project and that are in the possession of Assignor or its agents or contractors; (v) any and all deposits or repayments, of any type and for any purpose, made by or in the possession of the Assignor or anyone on its behalf, including, without limitation, any and all utility deposits held by any utility companies; (vi) any and all proceeds or rights to proceeds in any threatened or pending condemnafion proceedings or proceedings in lieu thereof; and (vii) any and all causes of action of Assignor against anyone now or hereafter arising with respect to the Project.

          2. Assignee hereby accepts such assignment of Assignor's right, title, estate and interest in, to and under the Agreements, and, in addition,
(i) assumes and agrees to be bound by all of the terms of the Agreements, and
(ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed under the Agreements from and after the execution and delivery of this Assignment by Assignor and Assignee.

          3. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, dainage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignee's failure to keep, perform, fulfill and observe any of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed under the Agreements from and after the execution and delivery of this Assignment by Assignor and Assignee.

          4. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignor's failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed under the Agreements prior to the execution and delivery of this Assignment by Assignor and Assignee.

          5. Assignor hereby represents and warrants to Assignee that: (i) the right to transfer, convey, and sell the Agreements is vested in Assignor; (ii) no previous conveyance of Assignor's interest in the Agreements has been made, except as provided in the Loan Documents as defined in the above-described Grant Deed; and (iii) this Assignment is legally binding and enforceable against Assignor in accordance with its terms.

          6. This Assignment is an absolute and outright transfer, conveyance, and sale of title to the Agreements, in effect as well as in form, and is not intended to create a mortgage, trust conveyance, or security interest of any kind.

          7. Assignor covenants and agrees with Assignee hereafter to deliver to Assignee such further documents of conveyance as Assignee or its counsel may reasonably require with respect to the Agreements.

          8. This Assignment shall be binding upon and inure to the benefit of the successors and assigns of Assignor and Assignee.

          9. This Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment of Contracts, Guaranties, Warranties, and Permits to be executed as of the day and year first above written.

                              ASSIGNOR:

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp.,
                                   a Maryland Corporation,
                                   its general partner


                                   By:
                                       -----------------------------
                                        Name:
                                             -----------------------
                                        Its:
                                             -----------------------


                              ASSIGNEE:

                              LOAN ASSET STRUCTURED TRUST I,
                              a Delaware trust

                              By:  WILMINGTON TRUST COMPANY,
                                   not in its individual capacity,
                                   but solely as owner trustee

                                   By:
                                      --------------------------
                                        John Burke
                                        Its Attorney-in-Fact

                                  EXHIBIT "A"
                                  -----------

                               Legal Description

                                                                         BEDFORD
                                   EXHIBIT A


                               LEGAL DESCRIPTION


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OR LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTWWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHEASTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLY LINE OF SAID'LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE. PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD
WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO TIRE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NOR~WWWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST 152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "G"
                                  -----------


                              Form of the Release
                              -------------------

                    GENERAL RELEASE AND COVENANT NOT TO SUE
                    ---------------------------------------

          This GENERAL RELEASE AND COVENANT NOT TO SUE (this "RELEASE AND COVENANT") is entered into as of May 24, 1996, by and among G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("BORROWER"), and LOAN ASSET STRUCTURED TRUST I, a Delaware trust ("LENDER").

          This Release and Covenant is made with reference to the following facts, which the parties agree are true and accurate:

          A. THE YASUDA TRUST & BANKING CO., LTD., LOS ANGELES AGENCY, a California non-depository agency ("YASUDA"), previously made a loan (the "LOAN") to G&L DEVELOPMENT, a California general partnership ("ORIGINAL BORROWER"), pursuant to that certain Loan Agreement dated as of August 13, 1990 (the "LOAN AGREEMENT") and evidenced by that certain Secured Promissory Note dated August 13, 1990 in the original principal amount of $28,500,000 (the "NOTE"). The Loan is secured in part by a Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of August 13, 1990 (the "DEED OF TRUST") recorded in the office of the Recorder of Los Angeles County, California (the "OFFICIAL RECORDS"), on August 14, 1990 as Instrument No.90-1410742, encumbering certain real property located at 436 North Bedford Drive in the City of Beverly Hills, County of Los Angeles, State of California, and more particularly described in Exhibit "A" to the "Agreement" (as that term is hereinafter defined) (the "PROPERTY"). The Loan Agreement, the Note and the Deed of Trust together with the other documents delivered in connection therewith, as modified and amended from time to time, are collectively referred to as the "LOAN DOCUMENTS."

          B. Pursuant to that certain Assignment by G&L Development, Assumption by G&L Realty Partnership, L.P. , and Consent of The Yasuda Trust & Banking Co. , Ltd. dated as of December 16, 1993, and recorded in the Official Records on December 12, 1993, as Instrument No.93-2457164, all of Original Borrower's obligations under and in connection with the Loan Documents were assigned to and assumed by Borrower. Lender is the holder of the Note and the successor in interest to Yasuda under the Loan Documents.

          C. Borrower is currently in default under the Loan Documents because Borrower has failed to pay all principal of and accrued but unpaid interest on the Loan upon the maturity thereof, and Lender is entitled to foreclose the lien of the Deed of Trust upon the Property and otherwise to enforce its rights and remedies under the Loan Documents or at law and in equity.

          D. Borrower has requested that Lender forebear from foreclosing the lien of the Deed of Trust upon the Property and otherwise enforcing its rights and remedies under the Loan Documents or at law and in equity, and accept a deed to the Property in lieu of foreclosure and the exercise of such other rights and remedies.

          E. As an accommodation to Borrower, Lender has agreed, subject to the satisfaction of all the terms and conditions of set forth in that certain Agreement For Deed in Lieu of Foreclosure dated as of May 24, 1996 (the "AGREEMENT") between Borrower and Lender, to accept the conveyance of the Property in lieu of Lender foreclosing the lien of the Deed of Trust upon the Property and otherwise enforcing its rights and remedies against Borrower under any of the Loan Documents or at law or in equity.

          F. In accordance with the terms of the Agreement, Borrower and Lender have agreed to execute and deliver to each other this Release and Covenant.

          G. Unless otherwise herein defined, capitalized terms used herein shall have the meaning given such terms in the Agreement.

          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the following:

          1.  Definitions. As used in this Release and Covenant, the terms set
              -----------
forth below shall have the following meanings:

          (a) "AFFILIATE" or "AFFILIATES" means, as to each party, the owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, subsidiaries, affiliates (and agents, directors, officers, employees, representatives, and attorneys of subsidiaries and affiliates), and all persons acting by, through, under, or in concert with any of them.

          (b) "CLAIMS" or "CLAIMS" means actions, causes of action, claims, demands, suits, debts, liens, contracts, agreements, damages, liabilities, judgments, losses, costs, and expenses (including, without limitation, attorneys' fees and costs) of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated.

          2.  Release of Lender.  Borrower hereby unconditionally releases and
              -----------------
forever discharges Lender and each of its Affiliates from all Claims that Borrower now has, owns, holds, or claims to have, own, or hold, or at any time heretofore had, owned, held, or claimed to have, own, or hold, against Lender or any of its Affiliates arising 'from, based upon, or relating to any occurrence on or prior to the Closing Date in Connection with the Loan, the Loan Documents, or the Property.

          3.  Covenant Not To Sue. Lender hereby uncondifionally covenants and
              -------------------
agrees that it shall forever refrain from prosecuting, initiating, maintaining, or pressing against Borrower or any of its Affiliates any Claim that Lender now has, owns, holds, or claims to have, own, or hold, or at anytime heretofore had, owned, held, or claimed to have, own or hold, against Borrower or any of its Affiliates arising from, based upon, or relating to any of the obligations of Borrower in connection with the Loan or the Loan Documents, but excluding (A) any such Claims arising from, based upon, or relating to any of the obligations, warranties, representations and indemnities of Borrower in connection with the Agreement or the other Deed in Lieu Documents and (B) the naming of Borrower in any judicial foreclosure action provided no deficiency judgment, or other judgment to pay money, is sought. It is understood and agreed that the lien of the Deed of Trust and any of the other Loan Documents against the Property shall not be extinguished or impaired by the foregoing covenant and agreement by Lender. Subject to the foregoing covenant and agreement by Lender, Lender reserves the right to exercise any rights or remedies under the Deed of Trust (including, without limitation, any power of sale contaed therein) and any of the other Loan Documents or at law or in equity.

          4.  Unknown Claims. Each party acknowledges that it may discover,
              --------------
incur, or suffer from Claims that are unknown or unanticipated at the time this Release and Covenant is executed, including, without limitation, unknown or unanticipated Claims that are related to the Loan, the Loan Documents, or the Property and that, if known by it on the date this Release and Covenant is being executed, may have materially affected the decision to execute this Release and Covenant. Each party acknowledges that it is assuming the risk of such unknown and unanticipated Claims and agrees that this Release and Covenant applies thereto. Each party expressly waives the benefits of Section 1542 of the California Civil Code and any other applicable law, statute, rule or regulation to the effect that a general release or a covenant not to sue does not extend to claims that the releasing or covenanting party does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected the decision to grant such release or covenant. Section 1542 df the California Civil Code provides:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
          WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT
          TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING
          THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE
          MATERIALLY AFFECTED HIS SETTLEMENT WITH THE
          DEBTOR."

          5.  Full and Independent Knowledge. Each party represents to the other
              ------------------------------
party that it has been represented by independent counsel of its own choosing in connection with the preparation and review of this Release and Covenant, that it has specifically discussed with such counsel the meaning and effect of this Release and Covenant, and that it has carefully read and understands the scope and effect of each provision contained herein.

          6.  Ownership of Claims. Borrower represents and warrants to Lender
              -------------------
that it has not assigned or transferred or purported to assign or transfer all or any portion of or any interest in any Claim referred to in Section 2 above,
                                                              ---------
and agrees to indemnify, defend, and hold Lender and its Affiliates harmless from and against any such Claim arising from, based upon, or relating to any suth assignment or transfer or purported assignment or transfer. Lender represents and warrants to Borrower that Lender has not assigned or transferred or purported to assign or transfer all or any portion of or any interest in any Claim referred to in Section 3 above and subject to the covenant and agreement
                     ---------
by Lender set forth in clause (ii) thereof, and agrees to indemnify, defend, and hold Borrower and its Affiliates harmless from and against any such Claim arising from, based upon, or relating to any such assignment or transfer or purported assignment or transfer.

          7.  Compromise. Each party agrees that this Release and Covenant is
              ----------
the result of a compromise and shall never at any time or for any purpose be considered as an admission of liability or responsibility on the part of any party.

          8.  Successors. This Release and Covenant shall be binding upon the
              ----------
heirs, administrators, executors, successors, and assigns of the parties hereto.

          9.  Further Assurances.  Each of the parties hereto, without further
              ------------------
consideration, agrees to execute and deliver such other documents and take such other actions as may be necessary to consummate more effectively the terms hereof.

          l0. Miscellaneous.
              -------------

              (a) This Release and Covenant shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of California.

              (b) In the event of any controversy or dispute arising out of this Release and Covenant, the prevailing party shall be entitled to have and recover from the other party all attorneys' fees and costs, witness fees, court costs, and other litigation expenses incUrred by the prevailing party, as determined by the court (including, without limitation, all attorneys' fees and costs, court costs, and other expenses incurred by such party in connection with any appeal, any insolvency, bankruptcy, reorganization, arrangement, or other similar proceeding, or any proceeding for the enforcement of any judgment).

              (c) Should any provision of this Release and Covenant be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms, or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be part of this Release and Covenant.

              (d) This Release and Covenant sets forth the entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties hereto pertaning to the subject matter hereof.

              (e) As used in this Release and Covenant, the masculine, feminine, or neuter gender and the singular or plural number, shall be deemed to include the others whenever the context so indicates or requires.

              (f) The section headings used in this Release and Covenant are intended solely for convenience of reference and shall not in any manner amplify, limit, modify, or otherwise be used in the interpretation of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Release and Covenant as of the day and year first above written.

                              "LENDER"

                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity,
                              but solely as Owner Trustee of
                              LOAN ASSET STRUCTURED TRUST I,
                              a Delaware trust


                              By:
                                 ---------------------------
                                   John Burke
                                   Its Attorney-in-Fact

                              "BORROWER"

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp.,
                                   a Maryland corporation,
                                   its general partner


                                      By:
                                          -------------------------
                                        Name:
                                             ----------------------
                                        Title:
                                              ---------------------

                                  EXHIBIT "H"
                                  -----------


                       Form of the Management Agreement
                       --------------------------------

                         PROPERTY MANAGEMENT AGREEMENT
                         -----------------------------

          This Property Management Agreement (this "AGREEMENT") is made as of May 24, 1996, by and between LOAN ASSET STRUCTURED TRUST I, a Delaware trust, having an address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 ("OWNER"), and G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 439 North Bedford Drive, Beverly Hills, California 90210 ("MANAGER"), with respect to the following:


                                    RECITALS
                                    --------

          A. Owner owns that certain real property commonly known as 436 North Bedford Drive, Beverly Hills,the California, more particularly attached described in Exhibit "A" , together with all improvements thereon, all
             -----------
easements, rights and appurtenances thereto, and all personal property used in connection therewith (collectively, the "PROPERTY").

          B. The Property was acquired from Manager by Owner in satisfaction of certain obligations of Manager to Owner, and in accordance with that certain Agreement for Deed in Lieu of Foreclosure between Owner and Manager, dated as of May 24, 1996 (the "DEED IN LIEU AGREEMENT"). As a material inducement and consideration to Owner for entering into the Deed in Lieu Agreement, Manager has agreed to manage the Property for Owner and to provide certa other services for the Property as an independent contractor and in accordance with the terms and conditions of this Agreement. Capitalized terms not defined herein shall have the meaning ascribed to them in the Deed in Lieu Agreement.

          C. Manager is in the' business of managing properties, and Manager represents and warrants to owner that Manager has all necessary licenses required by any applicable law to engage in such business and covenants and agrees to maintain such licenses.

          NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Manager hereby agree as follows:

                                   ARTICLE 1
                                   ---------
                          BASIC EMPLOYMENT PROVISIONS
                          ---------------------------

          1.1  Employment.  Owner hereby employs Manager to lease, manage,
               ----------
operate, repair and maintain the Property, and to perform the other services required by this Agreement, for the compensation and duration, and subject to the terms and conditions, set forth herein. Manager hereby accepts such employment and agrees to provide such services in compliance with this Agreement.

          1.2  Term. The term of Manager's employment under this Agreement shall
               ----
commence on the Closing Date and continue until Owner or Manager terminates this Agreement in accordance with Article 7 hereof, or until the Property is sold,
                             ---------
transferred, deeded or conveyed by Owner to any Person (as hereinafter defined) not an Affiliate (as hereinafter defined) of Owner, in which latter event this Agreement shall automatically and immediately terminate without notice. Upon termination of this Agreement, neither party shall have any further rights or obligations hereunder except as otherwise expressly provided herein and except for accrued rights and obligations as of such termination date.


                                   ARTICLE 2
                                   ---------
                       DUTIES AND OBLIGATIONS OF MANAGER
                       ---------------------------------

          2.1    General.  Subject to the approval rights of Owner set forth in
                  -------
this Agreement, Manager shall provide normal and customary property management services for the Property. Manager's obligations shall include the specific duties set forth in this Agreement.

          2.2    Standard for Performance by Manager.  Manager shall use
                 -----------------------------------
diligent professional efforts to perform the services required hereunder.

          2.3    Specific Services.
                 -----------------

          2.3.1  Record-Keeping. Manager shall maintain, at Manager's office (as
                 --------------
that address may be changed from time to time pursuant to the notice provisions hereof), such accurate books of account and records of transactions relating to the Property as are customarily maintained by managers of similar properties, and as may otherwise be reasonably required by Owner or by this Agreement. Such records shall include, without limitation, originals (or where unavailable, copies) of leases, service contracts, invoices, receipts, warranties, and all correspondence and informational materials relating thereto or to the Property. Manager shall make such records available to Owner, its accountants and other agents for inspection at Manager's place of business at any time during reasonable business hours. Upon Owner's request and at Manager's cost, Manager shall duplicate such materials and forward copies thereof to Owner.

          2.3.2  Collection and Deposit of Funds.  Manager shall take all action
                 -------------------------------
reasonably required to collect rents, utility or common area payments and all other funds payable under tenant leases on their respective due dates, parking receipts, and all other revenues generated by the Property. Manager shall deposit such funds in the Collection Accotint referred to in Article 4 hereof in
                                                             ---------
accordance therewith. No second party checks shall be accepted by Manager.

          2.3.3  Other Reports. Manager shall promptly provide to Owner such
                 -------------
reports, records and documents relating to the Property as Owner may from time to time reasonably request. Manager shall comply promptly with written instructions given by Owner concerning the specific form or content of such reports, records or documents. Such additional reports, records and documents may include, without limitation, an inventory of equipment, furniture and other personal property of Owner located on the Property, salary schedules, rent schedules, forms and brochures utilized for the Property, service Contracts, leasing status reports, tenant improvement work-in-progress reports, and tenant profile reports.

          2.3.4  Leasing.  Manager shall use diligent professional efforts to
                 -------
obtain qualified new tenants for the Property, and to renew, relocate and/or expand the premises (as appropriate) of existing tenants at the Property. In connection therewith and in furtherance thereof, Manager shall:

          (a) Promote such leasing by the reasonable use of such promotional aids as it deems necessary or appropriate in accordance with the Approved Budget (as hereinafter defined); and

          (b) Negotiate, sign, renew, amend, terminate or cancel leases for the Property or any part thereof, and handie all related tenant inquires, disputes and requests; provided, however, that the form and substance of all leases, renewals, amendments, terminations and cancellations, notices to tenants of default, and the identity and financial capacity of individual tenants, must be approved by Owner in writing prior to the execution and delivery of any such documents.

          2.3.5  Enforcement  Among other duties, Manager, with the prior
                 -----------
written consent of Owner in each instance, shall:

          (a) Terminate tenancies by signing and serving such notices and taking such actions as are deemed necessary or appropriate;

          (b) In the name of Owner, institute and prosecute actions to evict defaulting tenants and recover possession of their premises;

          (c) In the name of Owner, sue to recover rents and other sums due in connection with the Property, and otherwise enforce the rights of Owner under any lease or other agreement relating to the Property;

          (d) Engage legal counsel to pursue the actions set forth in subparagraphs (b) and (c) of this Subsection 2.3.5; and
                                  ----------------

          (e) Settle any actions relating to the Property.

          2.3.6  Construction Coordination. Upon the prior written request of
                 -------------------------
Owner, Manager shall serve as a construction coordinator for construction at the Property (other than for major capital improvements to be constructed at the Property). Manager shall not act as, nor be deemed to be, a contractor unless specifically requested by Owner in writing to provide such services. Manager shall coordinate the services of the contractors engaged to perform construction work at the Property. In connection therewith, Manager may:

          (a) Provide prospective or renewing tenants with space planning services (including, without limitation, preparing working drawings) to the extent Manager reasonably believes such services should be provided to attract or retain such tenants and the expenses therefor are included in the Approved Budget or otherwise approved by Owner in writing;

          (b) Arrange for routine or minor capital improvements for the Property in accordance with the Approved Budget or Owner's other written instructions; and

          (c) Provide construction coordination for the remodeling and construction of both tenant improvements and alterations to the common areas of the Property.

All construction services shall be contracted for in the name of Owner and be performed by licensed contractors.

          2.3.7  Repairs and Maintenance.  Manager shall arrange for and
                 -----------------------
supervise inspections of the Property and all repairs, replacements, alterations, additions, improvements, decorations and maintenance (collectively "REPAIRS") on the Property. The Repairs shall include repairs of any personal property located on the Property and owned by Owner. Manager shall purchase such supplies and equipment for performing Repalrs at the Property as Manager reasonably deems necessary or appropriate. Manager shall not make or incur Extraordinary Expenditures (as hereinafter defined) for any Repairs without the prior written approval of Owner except where, in the reasonable opinion of Manager, an emergency necessitates such expenditure. In that event, Manager shall promptly report such expenditure to Owner. The term "EXTRAORDINARY EXPENDITURES," as used herein, shall mean expenditures which are not included in the Approved Budget and which exceed $5,000.00 in the aggregate for any Repair or group of related Repairs.

          2.3.8  Competitive Bids. Manager shall obtain at least two bids from
                 ----------------
qualified contractors and vendors for each expenditure or group of related expenditures (except expenditures pursuant to any service contracts in effect on the Closing Date) which exceed $5,000.00, and for each service contract (except any service contract in effect on the Closing Date) which can reasonably be expected to exceed $10,000.00 per annum. In the case of single expenditures exceeding $5,000.00, or service contracts (except any service contract in effect on the Closing Date) exceeding $10,000.00 per annum, Manager shall obtain a minimum of three bids.

          2.3.9  Customary Services. Manager shall contract for all services to
                 ------------------
tenants which are customarily rendered in connection with the operation of real property like the Property (hereinafter referred to as "CUSTOMARY SERVICES"), and Manager shall comply with all such contracts. Such contracts shall be entered into in the name of the Property, in Manager's own name as agent for Owner, or, with the prior written consent of Owner, in the name of Owner. Customary Services shall include, but not be limited to, parking management, janitorial services, landscaping service, security and guard services, storage and warehousing services, and air conditioning maintenance services. All independent contractors engaged to perform Customary Services pursuant to this Agreement shall carry policies of insurance with coverage limits of not less than $1,000,000.00 for each of comprehensive automobile liability insurance and comprehensive general liability insurance, plus the statutory minimum coverage for workers' compensation insurance and employees' liability. All contracts for Customary Services shall be terminable by Manager or Owner without cause, upon thirty (30) days' prior written notice.

          2.3.10 Insurance. Manager shall obtain all insurance for the Property
                 ---------
described in the attached Schedule I. The premiums for such insurance shall be
                          ----------
at Owner's expense. Such insurance shall be in a form and underwritten by a company or companies acceptable to

Owner in its sole and absolute discretion, and Owner may, from time to time, require Manager to obtain such additional coverage or other insurance as Owner in its sole and absolute discretion believes is necessary to protect Owner, Manager, and the Property. All policies of insurance shall name Owner as the insured party and Manager as an additional insured party. Manager shall not settle any claims covered by insurance without the prior written consent of Owner. Manager shall not be responsible for the type, amount or sufficiency of liability, casualty or other insurance on the Property, so long as Manager complies with the terms of this Section 2.3.10. Owner's insurance will be
                                --------------
primary with respect to all Property operations claims.

          2.3.11  Governmental Requirements.  Manager shall lease, manage,
                  -------------------------
operate, repair and maintain the Property in compliance with the requirements of all applicable laws, rules and regulations, and shall promptly advise Owner of any notices from governmental authorities relating to the Property. At the request of Owner, Manager shall cause the Property to comply with any governmental requirements. Manager may, with the prior written consent of Owner, oppose or appeal any governmental requirement it deems unwarranted, and Manager may, with the prior written consent of Owner, compromise or settle any dispute with a governmental authority regarding such requirements.

          2.3.12  Employees.  Manager shall employ, or cause an Affiliate to
                  ---------
employ, such employees as Manager deems necessary or appropriate to fulfill its duties hereunder. All persons engaged by Manager pursuant to this Agreement shall be employees of Manager and not of Owner. Manager shall: (a) pay all wages and other benefits payable to its employees; (b) maintain adequate payroll records for all its employees; (c) remit to the proper governmental authorities all required income and social security withholding taxes, unemployment insurance payments, workers' compensation payments and such other amounts with respect to wages and other benefits payable to such employees as may be required under applicable laws, together in each case with all required reports or other filings; and (d) obtain, maintain and administer all medical, disability and other insurance and other fringe benefits as may be required by law or pursuant to Manager's contract with the particular employee involved. Manager shall cause all of its employees who handie funds to be bonded by a fidelity bond or insurance, covering all such employees in an aggregate amount of not less than $1,000,000.00.

          2.3.13  Expenses.  Manager shall pay out of the Disbursement Account
                  --------
(as hereinafter defined) all routine operating expenses in accordance with the Approved Budget, and such other expenses as are authorized by Owner in writing; provided, however, that all expenses of the Property accruing prior to the Closing Date shall be tile sole responsibility of Manager, and Manager shall timely pay the same out of its own funds.

          2.3.14  Rules and Regulations.   Manager shall make any necessary or
                  ---------------------
appropriate rules and regulations for the operation of the Property; provided, however, that no such rules and regulations (other than those in effect on the Closing Date) shall be effective until approved by Owner in writing.

          2.3.15  Taxes and Assessments; Insurance.  Manager shall pay out of
                  --------------------------------
the Disbursement Account all real property taxes, water and sewer charges, other charges or assessments of every nature with respect to the Property and all insurance premiums. Manager may, with the prior written consent of Owner, and shall, if instructed by Owner in writing, defend against, seek revision of or appeal any assessment or charge deemed improper, or pay any such charge or assessment under protest and seek a refund thereof. Manager, may, if it deems advisable, with the prior written consent of Owner, employ independent real estate experts acceptable to Owner for appraisals and testimony in connection with such actions. Manager shall not compromise or settle any such proceeding or claim without the prior written consent of Owner. Manager shall diligently pursue a reassessment of the Property for property tax purposes in accordance with the terms hereof.

          2.3.16  Consultants and Contractors. To the extent Manager deems it
                  ---------------------------
necessary to perform this Agreement, Manager shall negotiate, deliver to Owner for Owner's written approval, and after Owner's written approval has been obtained, execute contracts with architects, engineers, accountants, attorneys, tradesmen and other independent contractors whose services are required by this Agreement. Manager shall diligently supervise the performance of the services rendered by such consultants and contractors.

          2.3.17  Advertising and Public Relations. With Owner's prior written
                  --------------------------------
approval, Manager shall place any newspaper advertisements, radio or television spots or other media advertising which Manager believes are appropriate. All advertising and promdtional contracts shall adhere strictly to the Approved Budget unless Owner otherwise specifically consents in writing.

          2.3.18  Legal Representative. Where legal assistance is needed for any
                  --------------------
matter in connection with the management of the Property including, but not limited to, enforcing collection of rents or eviction of a tenant, legal assistance shall be obtained through counsel designated or approved by Owner and legal action undertaken shall be in Owner's name. Unless Owner otherwise notifies Manager, Owner approves the retention of Cadwalader, Wickersham & Taft for purposes of collections of rents or evictions. All such legal expenses, including that of counsel, shall be borne by Owner.


                                   ARTICLE 3
                                   ---------
                                     BUDGET
                                     ------

          3.1  Compliance With Budget.  All activities of Manager undertaken
               ----------------------
or performed pursuant to this Agreement shall be undertaken and performed in substantial compliance with the Approved Budget referred to in this Article 3.
                                                                    ---------
Manager shall not incur discretionary costs, fees or expenses which exceed the amount budgeted for any line item or category of expense by more than $1,000.00 unless otherwise expressly authorized in this Agreement or authorized by Owner in writing.

          3.2  Initial Budget. Manager has submitted to Owner for Owner's
               --------------
approval a monthly budget for the Property for the period commencing on the Closing Date and continuing monthly for 90 days thereafter (the "INITIAL BUDGET"). A copy of the Initial Budget is attached hereto as Exhibit "B". The Initial Budget is to be in the form and
                      ----------
contain the content Owner requires, and to detail all costs, fees and expenses Manager expects to incur monthly in the performance of this Agreement for the period covered by the Initial Budget. The Initial Budget, hereby approved by Owner, is hereafter called the "APPROVED BUDGET."

          3.3  Subsequent Budgets.  The Approved Budget shall be updated and a
               ------------------
revised budget shall be submitted by Manager to Owner for Owner's written approval not less frequently than every 180 days and, in any event, not less than 30 days before the expiration of the latest Approved Budget.

          3.4  Approval of Budgets. Owner, in its sole and absolute discretion,
               -------------------
shall approve or disapprove any budget submitted to it for approval pursuant to
Section 3.3 hereof within fifteen (15) business days after Owner's receipt of
- -----------
a budget which is in the form and which contains the substance required by Owner. If Owner fails to approve a budget within said fifteen (15) business day period, such budget shall be deemed disapproved by Owner. If any tendered budget is disapproved by Owner, Manager shall continue to perform its obligations under this Agreement in accordance with the last Approved Budget.


                                   ARTICLE 4
                                   ------- -
                              ACCOUNTS AND RECORDS
                              --------------------

          4.1   Bank Accounts.
                -------------

          4.1.1 Establishment and Funding of Collection, Owner and
                --------------------------------------------------
Disbursement Accounts. Manager shall open a collection account (hereafter the
- ---------------------
"COLLECTION ACCOUNT"), in Manager's name as agent for Owner at a bank agreed upon by Manager and Owner (the "COLLECTION ACCOUNT BANK"). The next business day after collection, Manager shall deposit in the Collection Account all rents, security deposits and other funds collected by Manager from the leasing, management, operation, repair and maintenance of the Property, including, without limitation, all parking receipts. Pursuant to the Letter of Instruction delivered to the Collection Account Bank (the "LETTER OF INSTRUCTION") in substantially the form attached hereto as Exhibit "C", Manager will authorize and direct the Collection Account Bank to transfer on a daily basis all funds deposited in the Collection Account in excess of the minlinum daily balance required by the Collection Account Bank to maintain an account with it (not to exceed $20,000.00) to account no. 40007-0, which account is maintained in the name of Owner at Wilmington Trust Company whose address is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, Mr. David Vanaskey, Jr. (ABA No. 031 100 092) (the "OWNER ACCOUNT"). Owner may elect to change the financial institution at which the Owner Account is maintained; provided, however, that Owner shall give Manager and the Collection Account Bank not fewer than thirty (30) days' prior notice of such change. The Owner Account shall be under the sole dominion and control of Owner, and Manager shall have no right of withdrawal in respect of the Owner Account. Manager shall open a second account (hereinafter the "DISBURSEMENT ACCOUNT"), in Manager's name for the benefit of Owner at a bank agreed upon by Manager and Owner. On the 10th day of each calendar month during the term of this Agreement,

Owner shall deposit into the Disbursement Account an amount equal to the monthly Approved Budget, for Manager's use in paying, on Owner's behalf, amounts due and payable in connection with Manager's leasing, management, operation, repair and maintenance of the Property, all in strict accordance with the Approved Budget and the terms and conditions of this Agreement. Funds in the Disbursement Account shall not be used by Manager to pay expenses of the Property accruing prior to the Closing Date. Manager shall timely pay those expenses out of Manager's own funds.

          4.1.2  Authorized Signatories. Any officer of Manager shall be
                 ----------------------
authorized to withdraw funds from the Disbursement Account in amounts not to exceed $5,000.00 per check, provided the withdrawal is consistent with and authorized by the latest Approved Budget or is otherwise authorized by Owner in writing. The signature of one (i) officer or agent of, or attorney-in-fact for, the owner trustee of Owner shall be required on all checks in excess of $10,000.00. Manager is authorized by Owner to endorse any and all checks in regard to the Property drawn to the order of Owner for deposit in the Collection Account Bank.

          4.1.3  Expenditures from Disbursement Account; Replenishment.  Subject
                 -----------------------------------------------------
to the limitations contained in Section 4.1.2 hereof, Manager shall, without further authorization and prior to delinquency or assessment of any late charge, pay from the Disbursement Account all costs, fees and expenses incurred by it which are consistent with and authorized by the latest Approved Budget, including, without limitation, amounts for maintenance and repair of the Property, leasing and marketing expenses, and, only after all other costs, fees and expenses to be paid in the relevant month have been paid, the fees to Manager payable pursuant to Article 5 hereof. If the Disbursement Account
                            ---------
contains insufficient funds to pay all costs, fees and expenses (including, without limitation, the refund of any security deposit as required by law or the applicable lease, but only with Owner's prior written consent) incurred pursuant to this Agreement, Manager shall have no personal obligation to pay the same, but Manager shall immediately submit to Owner either a revised budget, in accordance with Section 3.3 hereof, or a report stating the reason for the
                -----------
deficiency. Upon receipt of additional funds in the Disbursement Account, Manager shall make the remaining payments set forth in this Section 4.1.3.
                                                            -------------

          4.2  Periodic Accounting and Reports.
               -------------------------------

          4.2.1  Monthly Reports. On or before (a) the 1st day of each calendar
                 ---------------
month during the term of this Agreement, Manager shall deliver to Owner a preliminary, and (b) on or before the 15th day of each calendar month during the term of this Agreement, Manager shall deliver to Owner a final, income and expense report with respect to the Property, in form reasonably satisfactory to Owner, reflecting: (i) a summary of the relevant terms of all new leases executed during the preceding calendar month; (ii) gross rentals collected during the preceding calendar month; (iii) all expenses paid during the preceding month; (iv) all leases under which the tenant is more than ten (10) days in arrears in the payment of rent or any other payment due thereunder, or under which the tenant is otherwise in default, specifying the amount of a monetary default and the nature of any non-monetary default; and

(v) such other information as Owner may from time to time require. Such report shall include a written explanation of any material deviations from the Approved Budget.

          4.2.2  Quarterly Accounting and Reports. On July 1, 1996, and
                 --------------------------------
thereafter on or before each October 1, January 1, April 1 and July 1 of each calendar year during the term of this Agreement, Manager shall prepare and deliver to Owner a preliminary quarterly report, and on July 15, 1996, and thereafter on or before each October 15, January 15, April 15 and July 15 of each calendar year during the term of this Agreement, Manager shall prepare and deliver to Owner a final quarterly report, containing an itemization of all security deposits, leasing revenue and costs, fees and expenses paid and incurred for the preceding calendar quarters and a reconciliation thereof with the most recently Approved Budget. Such quarterly report shall be in such detail as Owner may reasonably require.

          4.2.3  Annual Accounting. As soon as practicable after the end of each
                 -----------------
twelve (12) month period ending each March 31 during the term of this
Agreement, but in any event on or before April 15 of each calendar year during the term of this Agreement, Manager shall prepare and deliver to Owner an itemized income and expense statement, separately categorizing security deposits, leasing revenue and costs, fees and expenses paid and incurred for the preceding twelve (12) months, or portion thereof, and a reconciliation thereof with the latest Approved Budget. The annual accounting shall also include an itemization of fees paid to Manager pursuant to Article 5 hereof and a final
                                                ---------
computation of the fees payable to Manager as reflected by the annual accounting.

          4.2.4  Final Accounting.   Within fifteen (15) calendar days after the
                 ----------------
termination of this Agreement, Manager shall prepare and deliver to Owner a final accounting of security deposits and all Property revenue from all sources, separately categorized, received by Owner (if known to Manager) and by Manager for the account of Owner during the term of this Agreement, and all costs, fees and expenses paid or incurred by Manager pursuant to the terms of this Agreement. The final accounting shall be in such detail as Owner may reasonably require.

          4.2.5  Certification and/or Audit of Annual and Final Accounting. The
                 ---------------------------------------------------------
reports and accountings required hereby shall be certified by an authorized officer of Manager, and, at Owner's request, accountings required by Sections
                                                                     --------
4.2.3 and 4.2.4 shall be audited by an independent certified public accountant
- -----     -----
approved by Owner. The Costs, fees and expenses of any audit required pursuant to this Section 4.2.5 shall constitute an operating expense under this Agreement
        -------------
which shall be deemed part of the Approved Budget paid from the Disbursement Account, unless the accounting of Manager is shown by the audit to be incorrect by 2.0% or more, in which case Manager shall pay the cost of the audit from its own funds.

                                   ARTICLE 5
                                   ------- -
                            COMPENSATION TO MANAGER
                            ------------ -- -------

          5.1  Property Management.  Owner shall pay to Manager a monthiy fee
               -------------------
throughout the term of this Agreement (the "MANAGEMENT FEE") equal to 4.0% of the Cash Income (as hereinafter defined) received from the Property per month, for Manager's property management services and performance of its other duties and obligations hereunder. The Management Fee shall be payable from the Disbursement Account pursuant to Section 4.1.3 or, if amounts therein are insufficient, directly by
            -------------
Owner following notice from Manager. The monthly fee shall be prorated for any partial month based upon the actual number of days in such month.


                          [INTENTIONALLY LEFT BLANK]

          As used in this Section 5.1, "CASH INCOME" means, for any period,
                          ---------- -
all income of Owner during such period from the Property, including, without limitation:

          (i) all amounts paid as rent relating to the Property by tenants (but excluding CAM charges and other reimbursements of expenses by such tenants and lease termination fees); and

          (ii) all other amounts which in accordance with cash basis accounting should be included in Owner's annual financial statements as operating income of the Property.

Notwithstanding the foregoing, Cash Income shall not include (v) any condemnation proceeds or insurance proceeds, (w) security deposits received from tenants until forfeited, and (x) any extraordinary income, such as settlements of legal claims or lease disputes.

          5.2  New Leases and Leasing Renewals and Expansions. Manager shall not
               ----------------------------------------------
receive separate leasing commissions for its leasing of the Property. Manager hereby acknowledges and agrees such work is part of its duties and obligations hereunder, and that its only compensation therefor shall be the Management Fee.

          5.3  Construction Coordination.  Manager shall not receive a separate
               -------------------------
construction fee for tenant improvement work coordinated and supervised by Manager at the Property. Manager hereby acknowledges and agrees such work is part of its duties and obligations hereunder, and that its only compensation therefor shall be the Management Fee.

          5.4  Time of Payment. The fees payable hereunder to Manager shall be
               ------- -------
paid monthly, in arrears, on the last day of each calendar month during the term hereof, in accordance with Section 4.1.3 and Schedule 5.1 hereof.
                           -------------     ------------



                          [INTENTIONALLY LEFT BLANK]

                                   ARTICLE 6
                                   ------- -
                                INDEMNIFICATION
                                ---------------

          6. 1  Manager's Indemnity.  Manager shall indemnify and hold harmless
                -------------------
Owner, any Affiliate of Owner, and any officer, director, agent or employee of Owner or of any Affiliate of Owner from and against any claims, damages, demands, liabilities, losses, and expenses, including reasonable attorneys' fees and costs pertaining thereto (hereafter collectively "CLAIMS"), resulting from:
(i) Manager's activities at the Property to the extent such activities are outside the scope of this Agreement; (ii) Manager's negligence; (iii) Manager's willful or intentional misconduct; (iv) Manager's fraud; (v) Manager's breach of any duty or obligation contained in this Agreement; and (vi) as otherwise described in the environmental indemnity contained in the attached Rider "1".
                                                                   ---------
The term "MANAGER", as used in clauses (i) through (vi) of this Section 6.1
                                                                ----------
only, shall mean Manager, any partner, shareholder, officer, director, agent or employee of Manager or of any Affiliate of Manager.

          6.2  Status of Manager. Manager and Owner acknowledge that Manager is
               -----------------
acting under this Agreement solely as an independent contractor and not as a partner, joint venturer or employee of Owner. Manager acknowledges that Manager shall have no authority to act for or bind or obligate Owner in any manner whatsoever, except to the extent expressly provided herein or otherwise specifically authorized in writing by Owner.


                                   ARTICLE 7
                                   ---------
                           TERMINATION OF AGREEMENT
                           ------------------------

          7. 1  Termination by Owner. Owner shall have the right to terminate
                --------------------
this Agreement with or without cause, immediately upon delivery of written notice to Manager. Such notice shall specify the date upon which this Agreement shall terminate, which date shall be determined by Owner in its sole and absolute discretion, but shall be not less than thirty (30) days after the date of such notice unless such termination is based upon Manager's failure to perform its duties and obligations hereunder. Upon such termination, neither party shall have any further rights or obligations hereunder, except for accrued rights and obligations as of the date of termination.

          7.2  Termination by Manager. Manager shall be entitled to terminate
               ----------------------
this Agreement for any reason, but only upon ninety (90) days' prior written notice to Owner unless such termination is based upon Owner's failure to perform its duties and obligations hereunder. Upon the effective date of such notice, this Agreement shall terminate, and neither party shall have any further rights or obligations hereunder, except for accrued rights and obligations as of the date of such termination.

          7.3  Termination. Upon termination of this Agreement and unless
               -----------
instructed otherwise by Owner in writing, Manager shall immediately deliver all funds remaining in the Collection Account and the Disbursement Account to Owner (and Owner shall have the right to transfer such accounts to Owner), shall deliver all documents and records relating to the Property to Owner, and shall otherwise assist and Cooperate with Owner in ensuring a smooth transition of the leasing, management, operation, repair and maintenance activities of the Property .


                                   ARTICLE 8
                                   ---------
                                 MISCELLANEOUS
                                 -------------

          8.1  Notices. All notices under this Agreement shall be in writing and
               -------
shall be made in accordance with Section 26 of the Deed in Lieu Agreement.
                                 ----------

          8.2  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the parties with respect to the matters discussed herein, and all prior negotiations and agreements are merged herein. Neither this Agreement nor any provisions hereof may be changed, waived, altered or modified, except by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The failure of either party to enforce at any time, or for any period of time, any provision of this Agreement shall not be construed to be a waiver of such provision.

          8.3  Attorneys' Fees.  Should any litigation be commenced between the
               ---------------
parties hereto or their representatives, or should any party institute any proceeding in a bankruptcy or similar court which has jurisdiction over any other party hereto or any or all of its property or assets concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys' fees and costs in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

          8.4  Validity. In the event that any provision of this Agreement shall
               --------
be held to be invalid or unenforceable, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

          8.5  Survival of Rights.  Except as provided herein to the contrary,
               ------------------
this Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective permitted successors and assigns.

          8.6  Waiver. No consent or waiver, express or implied, by a party to
               ------
or of any breach or default by another party in the performance by such other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party hereunder. Fallure on the part of a party to complain of any act or failure to act of another party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder. The giving of consent by a party in any one instance . shall not limit or waive the necessity to obtain such party's consent in any future instance.

          8.7  Terminology. All personal pronouns used in this Agreement,
               -----------
whether used in the masculine, feminine, or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. The use herein of the word "including," when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific terms or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

          8.8  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

          8.9  Survival of Indemnity Obligations. Any and all indemnity
               ---------------------------------
obligations of Manager shall survive any termination of this Agreement.

          8.10  Captions.  Any captions to, or headings of, the articles,
                --------
sections, subsections, paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of validity of this Agreement or any provision hereof.

          8.11  Governing Law. This Agreement shall be construed in accordance
                -------------
with and governed by the laws and the decisions of the courts of the State of California.

          8.12  Further Assurances. Each party hereto shall from time to time do
                ------------------
such additional acts and execute and deliver such further instruments as the other party or its counsel may reasonably request to effectuate the intent of this Agreement.

          8.13  Nondiscrimination.   Manager agrees and obligates itself not to
                -----------------
discriminate during the performance of this Agreement against any employee or applicant for employment because of the employee's or applicant's race, religion, national origin, ancestry, sex, sexual orientation, age, or physical handicap. All contracts awarded hereunder shall contain a like nondiscrimination clause.

          8.14  Subcontracts with Affiliates. Manager shall not enter into any
                ----------------------------
contracts, subcontracts or other agreements in respect of the Property with an Affiliate of Manager unless the prior written consent of Owner is first obtained. For purposes of this Agreement, an AFFILIATE" means any person who:
(i) is directly or indirectly controlling, controlled by or under common control with another person; (ii) owns or controls 10.0% or more of the outstanding securities of that other person; (iii) is an officer, director or general partner of that person, and (iv) any person who is an officer, director, general partner, trustee or holder of 10.0% or more of the voting securities of any of the foregoing. "Person" shall include any individual, partnership, joint venture, corporation, association, joint stock company, trust, unincorporated organization or other legal entity.

          8.15  Exhibits, Schedules, Riders. All exhibits, schedules and riders
                ---------------------------
attached hereto are an integral part of this Agreement and fully incorporated herewith.

          8.16  Owner's Approval.  Whenever any matter must be consented to,
                ----------------
authorized or approved by Owner under the terms of this Agreement, such consent, authorization and approval may be given or denied in Owner's sole and absolute discretion unless otherwise specified herein.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              "OWNER"

                              LOAN ASSET STRUCTURED TRUST I,
                              a Delaware trust

                              By:  WILMINGTON TRUST COMPANY,
                                   not in its individual capacity,
                                   but solely as owner trustee

                                   By:
                                      ------------------------
                                      John Burke
                                      Its Attorney-in-Fact


                              "MANAGER"

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp.,
                                   a Maryland corporation,
                                   its general partner


                                   By:
                                      -----------------------------
                                        Name:
                                             ----------------------
                                        Title:
                                              ---------------------

The undersigned has executed this Agreement solely for the purpose of agreeing to the provisions of Rider "1" hereto.
                     ---------

                              "REIT"

                              G&L REALTY CORP.,
                              a Maryland corporation

                              By:
                                  -----------------------------
                                  Name:
                                         ----------------------
                                  Title:
                                         ----------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------


                             [See Attached Pages]

                                                         BEDFORD
                                   EXHIBIT A


                               LEGAL DESCRIPTION


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WI'?H THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTHEASTERLY MEASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON THE SOUTHWESTERLEY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD
WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT Is PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 50 DEGREES 28 MINUTES 50 SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT B
                                   ---------

                                 Initial Budget
                                 --------------


                                  June 1996   July 1996   August 1996
                                  ---------   ---------   -----------
Utilities                           $18,930     $19,095       $22,245
Repairs & Maintenance                19,718      16,100        15,544
Parking                               6,750       5,590         5,292
General & Administrative (1)          9,889       9,889         9,889
Insurance (2)                         6,531       6,531         6,531
Real Estate Taxes (2)                20,750      20,750        20,750
Management Fee (3)                   11,000      11,000        11,000
                                    -------     -------       -------
                                     93,568      88,955        91,251



(1)   Based on TTM average
(2)   Based on G&L; to be escrowed
(3)   Estimate. Actual amount to be paid determined as provided in Section 5.1
                                                                   -----------

                                   EXHIBIT C
                                   ---------

                             Letter of Instruction
                             ---------------------


                             [See Attached Pages]

                             LETTER OF INSTRUCTIONS
                             ----------------------

Tokai Bank of California
534 West 6th Street
Los Angeles, California 90071

   Re Property Management Agreement (the "AGREEMENT") dated as of May 24, 1996 by and between G&L Realty Partnership, L.P., a Delaware limited partnership ("MANAGER") and Loan Asset Structured Trust I, a Delaware Trust ("OWNER")

Ladies and Gentlemen:

          This Letter of Instructions ("LETTER") is in respect to deposit account no. _____________ (the "COLLECTION ACCOUNT") which has been established at Tokai Bank of California ("DEPOSITORY") by Manager.

          (1) SWEEP INSTRUCTIONS:   Effective immediately, Manager hereby
              ------------------
irrevocably instructs and authorizes you on each banking day to disburse funds held in the Collection Account in the manner set forth herein. On the third business day fo11owing the day a deposit of funds is made to the Collection Account, Depository shall disburse those funds deemed final and collected under the UCC (in excess of the minimum balance required by Depository and less any applicable service fees). The funds shall be disbursed by wire transfer of immediately available funds to the following deposit account (the "CASH COLLATERAL ACCOUNT"):

                    Wilmington Trust Company
                    ABA NO.: 031100092
                    Credit:  Loan Asset Structured Trust I
                    Account No.: 40007-0
                    Attn:  David A. Vanaskey, Jr.
                    Telephone:  (302) 651-8726

The mininium balance referred to above shall be $20,000.00. Depository shall deduct any and all applicable fees direcdy from the Collection Account. Any interest earned on the Collection Account shall be paid to the Collection Account. Owner (or any Servicer designated by Owner by written notice to Depository) may hereafter amend or rescind these instructions upon written notice to Depository. Upon receipt of any amendment to these instructions, Depository reserves the right to follow such amendment or terminate this Letter as set forth in Paragraph 3(a).

          (2) NOTICE OF RIGHTS: Pursuant to the Agreement (i) Manager has waived
              ----------------
all right of withdrawal from the Collection Account; and (ii) Manager has acknowledged and agreed that Owner may at any time (a) demand and receive any and all amounts in, or represented by, the Collection Account and/or (b) request that Depository transfer the same to Owner.

          Notwithstanding this Paragraph 2, Manager and Owner hereby acknowledge that Depository is not a party to, nor has any knowledge of the specifiC terms of the Agreement between Manager and Owner, and Depository shall have no responsibility to know or interpret the terms of the Agreement.

          (3) TERMINATION: This Letter may be terminated by Depository (a) at
              -----------
any time, without cause, upon thirty (30) days written notice; or (b) with cause, upon twenty-four (24) hours written notice to Owner. Upon termination, all funds remaining in the Collection Account shall be forwarded to Owner after all deductions for Depository's fees, overdrafts and resumed items have been processed.

          (4) OVERDRAFTS AND RETURNED ITEMS: Depository shall Charge back to the
              -----------------------------
Collection Account any overdraft or resumed item without prior notice to Manager or Owner. Manager and Owner agree that each shall be jointly and severally liable for any overdrafts or resumed items, and in the event this Letter has been terminated either by Depository or any other party, Manager and Owner each agree to reimburse Depository for the same, upon demand, and without first requesting payment from the other or any third party. Nothing in this letter shall preclude Depository from placing holds on checks or sending deposited items for collection.

          (5) GOVERNING LAW: This Letter shall be governed by the laws of the
              -------------
State of California. Notwithstanding the terms of this Letter, in the event that Depository receives conflicting instructions regarding the Collection Account from Manager or Owner, the party sending such instructions to Depository shall be deemed an "adverse claimant" as set forth in California Financial Code
Section 952 and the provisions of Section 952 shall govern the actions of the parties, including Depository, thereafter. Depository may, but shall not be required to interplead funds if any dispute between the parties continues. In addition, Manager and Owner acknowledge that Depository's duties as set forth in this Agreement may be subject to Depository's compliance with legal process served on Depository by Manager, Owner or third parties.

          (6) DEPOSITORY ACKNOWLEDGMENT: Depository hereby acknowledges receipt
              -------------------------
of the irrevocable sweep instructions set forth in Paragraph 1 above. Except as to the amount of any fees and expenses relating to the maintenance of the Collecfion Account, or the completion of the fund transfers hereinabove described, and except for set-off rights with respect to returned items and overdrafts in the Collection Account, Depository waives any right of set-off against the Collection Account whether now existing or hereafter arising by contract or as a matter of law. Manager shall have no right of withdrawal as to the Collection Account, however Depository, upon the request of Manager, will release to Manager any and all information for the period prior to the termination or expiration of the Agreement with respect to amounts remaining in the Collection Account and amounts transferred out of the Collection Account (which communication may be oral or written at the option of Manager).

          (7) INDEMNIFICATION:  Manager agrees to indemnify, defend and hold
              ---------------
Depository, its parent, affiliates, subsidiaries, and their respective officers, employees and agents harmless from and against all claims, actions, damages, losses, liabilities and expenses

(including reasonable attorney's fees and court costs) arising out of Depository's actions or omissions pursuant to this Letter.

          (8) BANKING DAY: As used in this Letter, the term "banking day" means
              -----------
any day on which the Depository is open for substantially all of its business.

          (9) ENTIRE AGREEMENT: This Letter and Depository's account rules and
              ----------------
regulations constitute the entire agreement by Bank with respect to this deposit and disbursement arrangement. There are no understandings or agreements with Depository relative to the arrangement which are not set forth in this Letter. The parties agree that the provisions of this Letter shall govern in the event of an inconsistency with Depository's rules and regulations.

          (10) DEPOSITORY'S LIABILITY: It is the intention of the parties that
               ----------------------
Depository merely receives deposits and disburses Collection Account funds as stated in this Letter. Depository assumes no duty to discharge any obligation of Manager to Owner or others. If Depository disburses payments later than acceptable as provided for in Paragraph 1, its liability for making late disbursements shall not exceed the amount of interest which would have been paid on such funds had the funds been deposited in the Cash Collateral Account in a timely manner in accordance with Paragraph 1. Depository shall not be responsible for any consequential, incidental, indirect or special damages which exceed this amount in connection with any such disbursements deemed late, including but not limited to disbursements deemed late resulting from Depository acts as provided for in Paragraph 5, above. Nor shall Depository be responsible for any claim, damage, loss, liability, cost, expense or delay caused by equipment breakdown, electrical or mechanical failure, causes beyond Depository's reasonable control, the failure of either party to give Depository clear and explicit notices and instructions in the manner described in this Letter, or damages caused (in whole or in part) by the party seeking redress. Manager and Owner understand and agree that the fees charged by Depository for this arrangement and the Collection Account shall be deemed to have been established in contemplation of the limitations on Depository's liability set forth in this section.

          (11) AMENDMENTS:  This Letter shall be construed and governed by
               ----------
California law and may only be amended in a writing signed by Depository, Owner and Manager.

          (12) Notices: All notices required by this Letter shall be delivered
               -------
or mailed to the other parties at the following addresses:

               DEPOSITORY

                    Tokai Bank of California
                    534 West Sixth Street
                    Los Angeles, California 90014
                    Attn:  Mary Le Blanc
                    Telephone:_______________
                    Facsimile:_______________

               MANAGER:

                    G&L; Realty Partnership, LitiP.
                    439 No. Bedford Drive
                    Beverly Hills, California 90210
                    Attn: Gary Grabel
                    Telephone: (310) 273-9930
                    Facsimile: (310) 859-9032

               OWNER:

                    Nomura Asset Capital Corporation
                    2 World Financial Center, Building B
                    New York, New York 10281-1198
                    Attn:  Sheryl McAfee
                    Telephone:  (212) 667-1653
                    Facsimile:  (212) 667-1206



           Each party may change its address for notices by giving prior written notice to the other parties.

          (13) NO ASSIGNMENTS: Neither Manager nor Owner shall assign any right
               --------------
or duty with respect to the Collection Account, this Letter or Collection Account funds without the prior written consent of Depository and the other party.

          (14) CHECK PROCESSING: Depository (a) need not visually examine any
               ----------------
item with a face amount of less than $10,000.00 for unauthorized signatures, endorsements, alterations or other irregularities; and (b) may rely solely on information which has been imprinted on an item in magnetic ink by the check printer or any collecting bank, notwithstanding the fact that such information may differ from any handwritten information on such item.

          (15) COUNTERPARTS: This Letter may be executed in counterparts, and
               ------------
each such counterpart shall be deemed together as one original agreement. This Letter may be executed on facsimile signature pages.

          Please acknowledge receipt of this Letter and your agreement to the terms described below by executing and returning one counterpart of this letter to the undersigned.

                                   Very truly yours,

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L Realty Corp.,
                                   a Maryland corporation,
                                   its general partner


                                   By:
                                      ----------------------------
                                      Name:
                                           ---------------------
                                      Title:
                                           ---------------------

"DEPOSITORY"

TOKAI BANK OF CALIFORNIA

By:
   ---------------------------
   Name
   Title:

Acknowledge and Agreed to:

- -----------------------------

"OWNER"

LOAN ASSET STRUCTURED TRUST I,
a Delaware trust

By:  WILMINGTON TRUST COMPANY,
     not in its individual capacity,
     but solely as owner trustee

     By:
        --------------------
        John Burke
        Its Attorney-in-Fact

                                    RIDER 1
                                    -------

                              Additional Indemnity
                              --------------------

          SECTION 1. Defined Terms.
                     -------------

          "Governmental Authority" means the United States of America, any State
          -----------------------
thereof, any political subdivision of either of them, any agency, department, commission, court, board, bureau or instrumentality of any of them, or any quasi-public agency established by any of the foregoing, including, without limitation, any insurance rating organization or board of fire underwriters which exercises jurisdiction over the Property.

          "Hazardous Materials" means any chemical, material or substance
           -------------------
defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "regulated substances", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or words of similar import under any applicable local, state or federal law as now or at any time hereafter in effect or under the regulations adopted or publications promulgated pursuant thereto, including but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sec. 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq.; and all state and local statutes of like import as now or at anytime hereafter in effect. Without limiting the generality of the foregoing, the term "Hazardous Materials" shall include, to the extent such materials are regulated by any Hazardous Materials Law , (a) any oil, flammable substances, explosives, radioactive materials, hazardous wastes, chemicals, or substances, or toxic wastes; (b) asbestos in any form; (c) urea formaldehyde foam insulation; (d) lead, in paint or drinking water; (e) transformers and other equipment which contain polychlorinated biphenyls; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which poses a hazard to the health or safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property.

          "Hazardous Materials Law" means any federal, state or local law, rule,
           -----------------------
ordinance, regulation, permit, order, decision, or policy as now or at any time hereafter in effect relating to any Hazardous Materials (including, without limitation, the use, generation, treatment, handling, transportation, production, disposal, discharge, removal, remediation or storage thereof).

          SECTION 2. INDEMNITIES.
                     ------------

          Indemnities. Manager and G&L REALTY CORP., a Maryland corporation
          -----------
("REIT," and together with Manager, the "INDEMNITORS"), shall, jointly and severally, indemnify, defend (with counsel acceptable to Owner) and save harmless Owner from and against any and all damages, losses, liabilities, obligations, penalties, claims, demands, judgments, suits, proceedings, expenditures, costs, disbursements or expenses (including, without limitation, all costs of investigations, monitoring, clean-up, remediation, removal, restoration, court costs and attorneys' and experts' fees and expenses) of any kind or nature whatsoever (collectively, the "INDEMNIFIED MATTERS") which may, at any time or from time to time, be imposed upon, incurred by or asserted or awarded against Owner, by reason of, or arising from or out of:

          (i) the presence of any Hazardous Materials at, on, in, above, under or affecting all or any portion of the Property upon or after the Closing Date and during the term of this Agreement, without regard to the source or origin of such discharge or the ownership of the Property at the time of the violation or presence of such Hazardous Materials;

          (ii) the discharge of any Hazardous Materials in existence upon or after the Closing Date and during the term of this Agreement from the Property into or onto any lands, surface waters, ground waters or air space adjacent to or in the vicinity of the Property; or

          (iii) Owner's enforcement (or attempted enforcement) of any of the provisions of this indemnity or the assertion by any of the Indemnitors of any defense to their obligations hereunder.

Without limiting the generality of the foregoing, the scope of the indemnification provided to Owner by this indemnity shall extend to and include any diminution in the value of the Property which is caused after the Closing and during the term of this Agreement, directly or indirectly, by any of the events described in clauses (i) or (ii) above. The scope of the foregoing indemnity shall not include any Indemnified Matter to the extent that such Indemnified Matter results from the gross negligence or willful misconduct of Owner or its authorized agents, as determined by a court of competent jurisdiction.

          SECTION 3. RECOURSE.
                     --------

          The Indemnitors agree that the obligations of the Indemnitors under this Agreement are separate, independent of and in addition to the undertakings of Manager (or REIT) under the Deed in Lieu Agreement, the other Deed in Lieu Documents, or any other agreement or document. The Indenmitors agree that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Deed in Lieu Agreement or any of the other Deed in Lieu Documents.

          SECTION 4. INDEMNITORS' OBLIGATIONS JOINT, SEVERAL AND UNCONDITIONAL.
                     ------------------------ ------------------ -------------

          (a) The Indemnitors, jointly and severally, hereby agree that their obligations under this indemnity will be paid strictly in accordance with the terms of this indemnity, regardiess of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the Deed in Lieu Documents or affecting any of the rights of Owner with respect thereto. The obligations of the Indemnitors under this indemnity shall be joint and several and absolute and unconditional irrespective of: (i) any other instrument or document executed or delivered in connection herewith; (ii) any alteration, amendment, modification, release, termination or cancellation of any provisions hereof, or any Deed in Lieu Document, or any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the obligations of the Indemnitors contained in any Deed in Lieu Document; (iii) any waiver of, or consent to any departure from, any provision contained herein or in any Deed in Lieu Document;
(iv) any alteration, modification, amendment, release, termination or cancellation of, or waiver of or consent to any departure from, any other indemnity or guaranty given in connection herewith or with the Deed in Lieu Documents; (v) any negligence by Owner in the administration or enforcement of the obligations under the Deed in Lieu Documents or hereunder or any delay in enforcing such obligations or in realizing on any collateral for such obligations; (vi) any failure by Owner to advise the Indemnitors of adverse changes in the financial condition of Manager, REIT or the Property; (vii) any other circumstance which might otherwise constitute a defense (legal, equitable or otherwise) available to, or a discharge of, any or all of the Indemnitors or any other guarantor or indemnitor with respect to any or all of the obligations under this indemnity or the Deed in Lieu Documents; or (viii) any change after the Closing Date in any laws with respect to Hazardous Materials, the effect of which may be to make Owner liable, or increase Owner's liability, thereunder. The Indemnitors agree that any exculpatory language contained in any of the Deed in Lieu Documents shall in no event apply to this indemnity, and will not prevent Owner from proceeding against the Indemnitors to enforce this indemnity in accordance with the terms of this indemnity.

          (b) This Indemnity Agreement: (i) is a continuing indemnity and shall remain in full force and effect until the satisfaction in full of all of the obligations of the Indemnitors hereunder; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the obligations hereunder is rescinded or must otherwise be returned by Owner upon the insolvency, bankruptcy or reorganization of any or all of the Indemnitors or otherwise, all as though such payment had not been made.

          SECTION 5. WAIVERS.
                     -------

          The Indemnitors hereby waive: (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any obligation by the Indemnitors; (iii) notice of any actions taken by Owner, the Indemnitors or any interested party under any Deed in Lieu Document or any other agreement or instrument relating thereto; and (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the obligations of the Indemnitors hereunder the omission of or delay in which, but for the provision of this Section 5, might constitute grounds for relieving
                              ---------
the Indemnitors of their obligations hereunder; (v) the right to a trial by jury of any dispute arising under, or relating to, this indemnity or the Deed in Lieu Documents; (vi) any requirement that Owner exhaust any right or take any action against the Indemnitors or any other person as a precondition to Owner's right to enforce this indemnity in accordance with its terms; or (vii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, including, without limitation, by

                                   SCHEDULE I
                                   ----------

                                   INSURANCE
                                   ---------

          (i) INSURANCE WITH respect to the Property against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent Owner or Manager from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of such Property, the term "full insurable value" to mean the actual replacement cost of the improvements and personal property on or at the Property (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined annually by an insurer or by Owner;

          (ii) Comprehensive general liability insurance, including bodily injury, death and property damage liability, and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon Owner or Manager, and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Property, in such amounts as are generally required for properties comparable to the Property but in no event with limits of less than $1,000,000.00 per occurrence with combined single limit coverage for bodily injury or property damage, and excess (umbrella) liability coverage of no less than $10,000,000.00 per occurrence;

          (iii) Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by Manager), with respect to any work on or about the Property;

          (iv) Business interruption and/or loss of "rental value" insurance for the Property in an amount equal to eighteen months' estimated operating income attributable to the Property and based on the operating income for the immediately preceding year and otherwise sufficient to avoid any co-insurance penalty;

          (v) If all or any portion of the improvements, or any portion of the real property which, if lost or flooded, would have a material adverse effect on the Property as a whole, is located within a federally designated flood hazard zone, flood insurance in an amount equal to the lesser of the full insurable value of the Property or the maximum amount available (provided, however, that if Manager believes that it is no longer necessary to maintain flood insurance with respect to the Property pursuant to this provision, Manager shall notify Owner in writing of such circumstances and Owner shall have the opportunity to direct Manager to retain or cancel such insurance);

          (vi) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Property, in such amounts as Owner may from time to time reasonably require;


                                 Schedule I - 1

          (vii) Insurance against damage resulting from earthquake(s) in an amount not less than the probable maximum loss at the Property as determined by Owner (such amount, the "PROBABLE MAXIMUM LOSS"), with a deductible not greater than ten percent (10%) of the Probable Maximum Loss, or in such other amounts and with such other deductibles as Owner shall determine in writing, from time to time; and

          (viii) Such other insurance with respect to the Property against loss or damage as is requested by Owner.

The insurance coverage described in this Schedule I: (i) must be maintained by
                                         ----------
Manager for Owner with companies approved by Owner and licensed to do business in the state where the Property is located, with a financial size category of not less than DC and a claims paying ability rating of "AA" (or the equivalent) or better for the insurance coverage described in clause (vii) above) by Standard & Poor's Ratings Group; (ii) shall name Owner and its successors and/or assigns as their interest may appear as the owner; (iii) shall name Owner as the person to which all payments made by such insurance company shall be paid; (iv) shall provide the original policies to Owner; and (v) otherwise shall be approved by Owner as to amounts, form, risk coverage, deductibles, loss payees and insureds. Manager shall cause to be paid the premiums for such policies as the same become due and payable and shall furnish to Owner evidence of the renewal of each of the policies with receipts for the payment of the insurance premiums. Owner shall be entitled to all proceeds of every insurance policy and Manager hereby acknowledges the same. Without limiting the generality of the foregoing, following the occurrence of any casualty or damage involving the Property or any part thereof, Manager shall give prompt notice thereof to Owner and shall cause all insurance proceeds payable as a result of such casualty or damage to be paid directly into the [Collection] Account. Owner shall participate in and approve in writing any compromise, adjustment or settlement in connection with any claims for loss, damage or destruction under any policy or policies of insurance.



                                 Schedule I - 2

                                  EXHIBIT "I"
                                  -----------


                        Form of the Indemnity Agreement
                        -------------------------------

                              INDEMNITY AGREEMENT
                              -------------------

          THIS INDEMMTY AGREEMENT (this "Agreement"), dated as of the 24th day of May, 1996, among G&L REALTY PARTNERSHIP, L.P. ("Borrower"), a Delaware limited partnership, G&L REALTY CORP. (the "REIT"), a corporation duly organized and validly existing under the laws of the State of Maryland (the Borrower and the REIT are hereinafter referred to individually as an "Indemnitor" and collectively as the "Indemnitors"), and LOAN ASSET STRUCTURED TRUST I, a Delaware trust (together with its successors and assigns, the "Lender").

                         W I T N E S S E T H:
                         - - - - - - - - - -

          A. THE YASUDA TRUST & BANKING CO., LTD., LOS ANGELES AGENCY, a California non-depository agency ("Yasuda"), previously made a loan (the "Loan") to G&L DEVELOPMENT, a California general partnership ("Original Borrower"), pursuant to that certain Loan Agreement dated as of August 13, 1990 (the "Loan Agreement") and evidenced by that certain Secured Promissory Note dated August 13, 1990 in the original principal amount of $28,500,000 (the "Note"), which Loan was secured in part by a Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of August 13, 1990 (the "Deed of Trust") encumbering certain real property located at 436 North Bedford Drive in the City of Beverly Hills, County of Los Angeles, State of California, and more particularly described in Exhibit "A" to the "Deed in Lieu Agreement" (as that term is hereinafter defined) (the "Property"). The Loan Agreement, the Note and the Deed of Trust together with the other documents delivered in connection therewith, as modified and amended from time to time, are collectively referred to as the "Loan Documents."

          B. Pursuant to that certain Assignment by G&L Development, Assumption by G&L Realty Partnership, L.P., and Consent of The Yasuda Trust & Banking Co., Ltd. dated as of December 16, 1993, and recorded in the office of the Recorder of Los Angeles County, California, on December 12, 1993, as Instrument No. 93-2457164, all of Original, Borrower's obligations under and in connection with the Loan Documents were assigned to and assumed by Borrower. Lender is the holder of the Note and the successor in interest to Yasuda under the Loan Documents.

          C. Borrower is currently in default under the Loan Documents because Borrower has failed to pay all principal of and accrued but unpald interest on the Loan upon the maturity thereof, and Lender is entitled to foreclose the lien of the Deed of Trust upon the Property and otherwise to enforce its rights and remedies under the Loan Documents or at law and in equity.

          D. Borrower has requested that Lender forebear from foreclosing the lien of the Deed of Trust upon the Property and otherwise enforcing its rights and remedies under the Loan Documents or at law and in equity, and accept a deed to the Property in lieu of foreclosure and the exercise of such other rights and remedies.

          E. As an accommodation to Borrower, Lender has agreed, subject to the satisfaction of all the terms and conditions of set forth in that certain Agreement For Deed in Lieu of Foreclosure dated as of May 24, 1996 (the "Deed in Lieu Agreement") between Borrower and Lender, to accept the conveyance of the Property in lieu of Lender foreclosing the lien of the Deed of Trust upon the Property and otherwise enforcing its rights and remedies against Borrower under any of the Loan Documents or at law or in equity.

          F. In accordance with the terms of the Deed in Lieu Agreement, Borrower and Lender have agreed to execute and deliver to each other this Agreement.

          G. Unless otherwise herein defined, capitalized terms used herein shall have the meaning given such terms in the Deed in Lieu Agreement.

          NOW, THEREFORE, in consideration of the foregoing, the mutual agreements hereinafter set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitors hereby, jointly and severally, agree with the Lender as follows:

          SECTION 1.      DEFINED TERMS.
                          ------- ------

          (a) Each capitalized term used and not separately defined herein shall have the meaning ascribed to such term in the Deed in Lieu Agreement.

          (b) The following terms when used herein shall have the following meanings:

          "Agreement" shall have the meaning assigned to that term in the
           ---------
introductory paragraph hereof.

          "Borrower" shall have the meaning assigned to that term in the
           --------
introductory paragraph hereof.

          "Deed in Lieu Agreement" shall have the meaning assigned to that
           ----------------------
term in the recitals hereof.

          "Deed of Trust" shall have the meaning assigned to that term in the
           -------------
recitals hereof.

          "Governmental Authority" means the United States of America, any State
           ----------------------
thereof, any political subdivision of either of them, any agency, department, commission, court, board, bureau or instrumentality of any of them, or any quasi-public agency established by any of the foregoing including, without limitation, any insurance rating organization or board of fire underwriters which exercises jurisdiction over the Property.

          "Hazardous Materials" means any chemical, material or substance
           -------------------
defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "regulated substances", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or words of similar import under any applicable local, state or federal law as now or at any time hereafter in effect or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601, et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sec. 1801, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sec. 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sec. 1251, et seq.; and all state and local statutes of like import as now or at anytime hereafter in effect. Without limiting the generality of the foregoing, the term "Hazardous Materials" shall include, to the extent such materials are regulated by any Hazardous Materials Law, (a) any oil, flammable substances, explosives, radioactive materials, hazardous wastes, chemicals, or substances, or toxic wastes; (b) asbestos in any form; (c) urea formaldehyde foam insulation; (d) lead, in paint or drinking water; (e) transformers and other equipment which contain polychlorinated biphenyls; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which poses a hazard to the health or safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property.

          "Hazardous Materials Law" means any federal, state or local law, rule,
           -----------------------
ordinance, regulation, permit, order, decision, or policy as now or at any time hereafter in effect relating to any Hazardous Materials (including, without limitation, the use, generation, treatment, handling, transportation, production, disposal, discharge, removal, remediation or storage thereof) .

          "Indemnified Matters" shall have the meaning assigned to that term in
           -------------------
Section 2(b) hereof.

          "Indemnitor or "Indemnitors" shall have the meaning assigned to that
           ----------     -----------
term in the introductory paragraph hereof.

          "Lender" shall have the meaning assigned to that term in the
           ------
introductory paragraph hereof.

          "Loan" shall have the meaning assigned to that term in the recitals
           ----
hereof.

          "Loan Agreement" shall have the meaning assigned to that term in the
           --------------
recitals hereof.

          "Loan Documents" shall have the meaning assigned to that term in the
           --------------
recitals hereof.

          "Note" shall have the meaning assigned to that term in the recitals
           ----
hereof.

          "Original Borrower" shall have the meaning assigned to that term in
           -----------------
the recitals hereof.

          "Property" shall have the meaning assigned to that term in the
           --------
recitals hereof.

          "REIT" shall have the meaning assigned to that term in the
           ----
introductory paragraph hereof.

          "Taxes" shall have the meaning assigned to that term in Section 9
           -----
hereof.

          "Yasuda" shall have the meaning assigned to that term in the recitals
           ------
hereof.


          SECTION 2.  REPRESENTATIONS AND WARRANTIES; INDEMNITIES.
                      -------------------------------------------

          (a)   Representations and Warranties Relating to the Property.   The
                -------------------------------------------------------
Indemnitors, jointly and severally, hereby represent and warrant to the Lender that as of the Closing Date:

               (i) Except as disclosed on Schedule 1 hereto, to the Indemnitors' knowledge after due inquiry (for purposes of this Agreement, Indemnitors' knowledge being deemed to include the knowledge of each of the Chief Executive Officer, the President and the Chief Financial Officer of the
REIT), the Property does not contain any Hazardous Materials, except such materials, and in such quantities, that do not violate, and would not lead to liability under, any applicable Hazardous Materials Laws;

               (ii) except as disclosed on Schedule 1 hereto, (A) none of the Property is now being used nor has ever been used by any of the Indemnitors (or any of their affiliates), nor, to the Indemnitors' knowledge, has ever been used by any other person or entity (including, without limitation, any tenant, lessee or other occupant of all or any portion of the Property), for any activities involving, directly or indirectly, the use, handling, generation, treatment, storage, transportation, removal, remediation, release or disposal of any Hazardous Materials, except such materials, and in such quantities, that do not violate, and would not lead to liability under, any applicable Hazardous Materials Laws, and (B) there has never been any discharge by any of the Indemnitors (nor any of their affiliates) nor, to the Indemnitors' knowledge, by any other person or entity (including, without limitation, any tenant, lessee or other occupant of all or any portion of the Property) of any Hazardous Materials, in violation of, or that would lead to liability under, any Hazardous Materials Law (I) at, on, in, above, under or affecting the Property, without regard to the source or origin of such discharge, or (II) from the Property into or onto any lands, surface waters or ground waters or air space adjacent to or in the vicinity of the Property; and

               (iii) except as disclosed on Schedule 1 hereto, neither of the Indemnitors nor the Property is subject to any existing or pending investigation or inquiry by any Governmental Authority or other person or entity or any sanction or remedial obligation imposed under any applicable Hazardous Materials Law, and to the best knowledge of the Indemnitors, no such proceeding, investigation, inquiry, sanction or remedial obligation has been threatened (or is being contemplated) by any Governmental Authority or other person or entity.

          (b)   Indemnities. The Indemnitors shall, jointly and severally,
                -----------
indemnify, defend (with counsel acceptable to the Lender) and save harmless the Lender from and against any and all damages, losses, liabilities, obligations, penalties, claims, demands, judgments, suits, proceedings, expenditures, costs, disbursements or expenses (including, without limitation, all costs of investigations, monitoring, clean-up, remediation, removal, restoration, court costs and attorneys' and experts' fees and expenses) of any kind or nature whatsoever (collectively, the "Indemnified Matters") which may, at any time or FROM' time to time, be imposed upon, incurred by or asserted or awarded against the Lender, respectively, by reason of, or arising from or out of:

               (i) the presence of any Hazardous Materials at, on, in, above, under or affecting all or any portion of the Property upon the Closing Date, without regard to the source or origin of such discharge or the ownership of the Property at the time. of the violation or presence of such Hazardous Materials;

               (ii) the discharge of any Hazardous Materials in existence upon or prior to the Closing Date from the Property into or onto any lands, surface waters, ground waters or air space adjacent to or in the vicinity of the Property;

               (iii) if any representation or warranty made by the Indemnitors in Section 2(a) hereof proves to have been materially inaccurate as of the Closing Date, irrespective of when such material inaccuracy is discovered or should have been discovered;

               (iv) the Lender's enforcement (or attempted enforcement) of any of the provisions of this Indemnity Agreement or the assertion by any of the Indemnitors of any defense to their obligations hereunder; or

               (v) fraud or intentional misrepresentation by Borrower or any other person or entity in connection with the Deed in Lieu Documents.

Without limiting the generality of the foregoing, the scope of the indemnification provided to the Lender by this Indemnity Agreement shall extend to and include any diminution in the value of the Property which is caused, directly or indirectly, by any of the events described in clauses (i) - (iii) above. The scope of the foregoing indemnity shall not include . any Indemnified Matter to the extent that such Indemnified Matter results from the gross negligence or willful misconduct of the Lender or its authorized agents, as determined by a court of competent jurisdiction.

          SECTION 3.     RECOURSE.
                         --------

          The Indemnitors agree that the obligations of the Indemnitors under this Agreement are separate, independent of and in addition to the undertakings of the Borrower under the Deed in Lieu Agreement and the other Deed in Lieu Documents. The Indemnitors agree that a separate action may be brought to enforce the provisions of this Agreement which shall in no way be deemed to be an action on the Note, the Deed of Trust, any of the other Loan Documents, the Deed in Lieu Agreement or any of the other Deed in Lieu Documents

(except this Agreement), whether or not the Lender would be entitled to a deficiency judgment following a trustee's sale or judicial foreclosure sale of the Property under the Deed of Trust. The Indemnitors acknowledge and agree that this Agreement is not secured by the Deed of Trust.


          SECTION 4.  INDEMNITOR'S OBLIGATIONS JOINT, SEVERAL AND UNCONDITIONAL.
                      ---------------------------------------------------------

          (a) The Indemnitors, jointly and severally, hereby agree that their obligations under this Indemnity Agreement will be paid strictly in accordance with the terms of this Indemnity Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the Loan Documents or the Deed in Lieu Documents or affecting any of the rights of the Lender with respect thereto. The obligations of the Indemnitors under this Indemnity Agreement shall be joint and several and absolute and unconditional irrespective of: (i) any other instrument or document executed or delivered in connection herewith; (ii) any alteration, amendment, modification, release, termination or cancellation of any Loan Document or Deed in Lieu Document, or any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the obligations of the Indemnitors contained in any Loan Document or Deed in Lieu Document; (iii) any extension of the maturity of the Loan or any waiver of, or consent to any departure from, any provision contained in any Loan Document or Deed in Lieu Document; (iv) any exchange, addition, subordination or release of, or non-perfection of any lien on or security interest in, any collateral for the Loan; (v) any alteration, modification, amendment, release, termination or cancellation of, or waiver of or consent to any departure from, any other indemnity or guaranty given in connection with the Loan or the Deed in Lieu Documents; (vi) any negligence by the Lender in the administration or enforcement of the obligations under the Loan Documents or the Deed in Lieu Documents or hereunder or any delay in enforcing such obligations or in realizing on any collateral for such obligations; (vii) any failure by the Lender to advise the Indemnitors of adverse changes in the financial condition of the Borrower, the REIT, the Property or any matters relating to the Loan; (viii) any other circumstance which might otherwise constitute a defense (legal, equitable or otherwise) available to, or a discharge of, any or all of the Indemnitors or any other guarantor or indemnitor with respect to the Loan or any or all of the obligations under this Indemnity Agreement or the Deed in Lieu Documents; or
(ix) any change after the Closing Date in any laws with respect to Hazardous Materials, the effect of which may be to make the Lender liable, or increase the Lender's liability, thereunder. The Indemnitors agree that any exculpatory language contained in any of the Loan Documents or the Deed in Lieu Documents shall in no event apply to this Indemnity Agreement, and will not prevent the Lender from proceeding against the Indemnitors to enforce this Indemnity Agreement in accordance with the terms of this Indemnity Agreement.

          (b) This Indemnity Agreement (i) is a continuing indemnity and shall remain in full force and effect until the satisfaction in full of all of the obligations of the Indemnitors hereunder notwithstanding the sale or other conveyance of the Property by the Lender and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the obligations hereunder is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of any or all of the Indemnitors or otherwise, all as though such payment had not been made.


          SECTION 5.  WAIVER.
                      ------

          The Indemnitors hereby waive: (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any obligation by the Indemnitors; (iii) notice of any actions taken by the Lender, the Indemnitors or any interested party under any Loan Document, Deed in Lieu Document or any other agreement or instrument relating thereto; and (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the obligations of the Indemnitors hereunder the omission of or delay in which, but for the provision of this Section 5 , might constitute grounds for relieving the Indemnitors of their obligations hereunder; (v) the right to a trial by jury of any dispute arising under, or relating to, this Indemnity Agreement, the Loan Documents or the Deed in Lieu Documents; (vi) any requirement that the Lender protect, secure, perfect or insure any title to, security interest in or lien on the Property or exhaust any right or take any action against the Indemnitors or any other person or any collateral as a precondition to the Lender's right to enforce this Indemnity Agreement in accordance with its terms; (vii) any benefits any Indemnitor may otherwise derive from Union Bank v. Gradsky or subsequent cases or Section 580a, 580b,
            ---------------------
580d or 726 of the California Code of Civil Procedure or any comparable provisions of the laws of any other jurisdiction; or (viii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, including by reason of Sections 2809, 2810, 2819, 2839, 2845, 2850, 2899, 3275 and 3433 of the California Civil
Code, and any future judicial decisions or legislation or of any comparable provisions of the laws of any other jurisdiction. Without limiting the generality of the foregoing, each Indemnitor hereby waives any defense which may arise by reason of (A) the incapacity, lack of authority, death or disability of, or revocation hereof by, any person or persons, (B) the failure of the Lender to file or enforce any claim against the estate (in probate, bankruptcy or any other proceedings) of any person or persons, or (C) any defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed any Indemnitor' 5 rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise.


          SECTION 6.  SUBROGATION.
                      -----------

          Nothing herein contaed is intended or shall be construed to give to the Indemnitors any right of subrogation in or under the Note, the Deed of Trust or any other Loan Documents or the Deed in Lieu Agreement or any other Deed in Lieu Documents or any right to participate in any way therein or in the right, fitle or interest of the Lender in or to all or any portion of any of the Property, any improvements on the Property or any other property relating to the Loan, notwithstanding any payments made by the Indemnitors under this Indemnity Agreement, all such rights of subrogation and participation being hereby expressly and irrevocably waived and released by the Indemnitors.


          SECTION 7.  [INTENTIONALLY DELETED].
                       ---------------------

          SECTION 8.  NOTICES; ETC.
                      -------------

          All notices and other communications provided for herein shall be given or made in the manner provided in the Deed in Lieu Agreement (with notices to the REIT addressed in care of the Borrower at the address and otherwise as provided therein).


          SECTION 9.  PAYMENTS FREE AND CLEAR OF TAXES, ETC.
                      -------------------------------------

          All payments by the Indemnitors under this Indemnity Agreement shall be made without set-off, counterclaim or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by any jurisdiction or by any political subdivision or taxing authority thereof or therein (whether pursuant to United States federal, state or local law or foreign law), and all interest, penalties or similar liabilities, excluding taxes on the Lender's overall net income (all such non-excluded taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions and conditions hereinafter referred to as "Taxes"). In the event that any withholding or deduction from any payment to be made by any Indemnitor hereunder is required in respect of any Taxes pursuant to any applicable law, rule, or regulation, then the Indemnitors will:

          (a) pay to the relevant authority the full amount required to be so withheld or deducted;

          (b) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and

          (c) pay to the Lender such additional amount as is necessary to ensure that the net amount actually received by the lender after such withholding or deduction (including withholdings or deductions on amounts payable under this subsection (c) of this Section) will equal the full amount the Lender would have received had no such withholding or deduction been required. If any of the Indemnitors fail to perform its obligations under subsections (a) and (b) above, the Indemnitors shall, jointly and severally, indemnify, defend (with counsel acceptable to the Lender) and save harmless the Lender from and against any incremental taxes, interests or penalties that may become payable as a result of any such failure.


          SECTION 10.  MISCELLANEOUS.
                       -------------

          (a) The Indemnitors shall make any and all payments required to be made hereunder to the Lender in lawful money of the United States of America and in same day funds to the Lender at its address specified in the Deed in Lieu Agreement or at such other address as may be specified by Lender in a notice to the Indemnitors.

          (b) In the event that any amount payable hereunder by the Indemnitors to the Lender is not paid when due, the Indemnitors, jointly and severally, shall pay interest on such amount at an annual rate equal to the maximum rate permitted by applicable law until such time as such amount, together with any accrued interest thereon, shall have been paid in full to the Lender, as the case may be.

          (c) No provision of this Indemnity Agreement may be walved, changed, amended, modified or discharged without an agreement in writing and signed by the Indemnitors and the Lender, and no waiver of, or consent to, any departure by the Indemnitors from any provision of this Indemnity Agreement shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and, notwithstanding anything contained to the contrary herein, all such walvers and modifications may be given or withheld in the sole and absolute judgment of the Lender. The Indemnitors hereby irrevocably waive any right to claim that any provision of this Indemnity Agreement, including the provisions set forth in this subsection, have been WAJVED orally or by the acts or omissions of the Lender.

          (d) The Lender may take or release other security for the payment of the Loan or the payment and performance of the Borrower's obligations under the Deed in Lieu Documents, may release any party primarily or secondarily liable therefor and may apply any other. security held by it to the reduction or satisfaction of the Loan or the payment and performance of the Borrower's obligations under the Deed in Lieu Documents without prejudice to any of the rights of the Lender respectively under this Indemnity Agreement.

          (e) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Deed in Lieu Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the Deed in Lieu Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Deed in Lieu Document against any party thereto are not conditional or contingent upon any attempt by the Lender to exercise any of its rights under any other Deed in Lieu Document against such party or against any other person or collateral.

          (f) Any provision of this Indemnity Agreement which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any person or entity shall, as to such jurisdiction or person or entity, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other person or entity.

          (g) This Indemnity Agreement shall (i) be binding upon the Indemnitors and their successors and assigns, and (ii) inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender, respectively, its respective directors, officers, employees and agents, any successors to its respective interests in the Property or the Loan, any other person or entity who acquires any portion of the Property, any successors to any such person or entity, and all directors, officers, employees and agents of all of the aforementioned parties. Each representation and agreement made by the Indemnitors in this Indemnity Agreement shall run to, and each reference to the Lender shall be deemed to refer to the Lender, and all of its respective successors and assigns. None of the rights or obligations of the Indemnitors hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

          (h)  Each of the Indemnitors hereby irrevocably and unconditionally
(i) submits for itself and its property in any legal action or; proceeding relating to this Indemnity Agreement or any other Deed in Lieu Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of any court of the State of California sitting in Los Angeles County and of the United States District Court for the Central District of California, (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court including, without limitation, any objection that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) agrees not to commence any legal action or proceeding relating to this Indemnity Agreement in any jurisdiction other than those set forth in clause (i) above, (iv) agrees to service of any and all process such action or proceeding to the address for notices under this Agreement described in Section 8, (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction and (vi) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (i) The Indemnitors acknowledge and agree that their obligations under this Indemnity Agreement are in addition to any and all legal liabilities, obligations and responsibilities (under Common law, statute, rule, regulation or order) imposed on them, or any of them, by any applicable Hazardous Materials Law.

          (j) The title of this document and the captions used herein are inserted only as a matter of convenience and for reference and shall in no way define, limit or describe the scope or the intent of this Indemnity Agreement or any of the provisions hereof.

          (k) Except as specifically set forth to the contrary herein, whenever the consent, approval or satisfaction of the Lender shall be required pursuant to any provision of this Indemnity Agreement, such consent, approval or satisfaction shall be required to be in writing and may be granted or withheld by the Lender, respectively, in its sole and absolute discretion.

          (l) THIS INDEMNITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND interpreted in accordance with, the laws of the State of California applicable to contracts made and to be performed in the State of California.

          IN WITNESS WHEREOF, the parties hereto have each duly executed this Indemnity Agreement as of the date first written above.

                              G&L REALTY PARTNERSHIP, L.P.,
                              a Delaware limited partnership

                              By:  G&L REALTY CORP.,
                                   a Maryland corporation,
                                   its general partner

                                   By:
                                      -----------------------
                                      Name:
                                      Title:

                              G&L REALTY CORP., a Maryland corporation

                              By:
                                 ----------------------------
                                 Name
                                 Title:

                              LOAN ASSET STRUCTURED TRUST I,
                              a Delaware trust

                              By:  WILMINGTON TRUST COMPANY,
                                   not in its individual capacity,
                                   but solely as owner trustee

                              By:
                                   -----------------------
                                   John Burke
                                   Its Attorney-in-Fact

                                   SCHEDULE 1
                                   ----------


                   CERTAIN DISCLOSED HAZARDOUS MATERIALS AND
                   -----------------------------------------

                       LITIGATION AFFECTING THE PROPERTY
                       ---------------------------------


                                     [NONE]



                                 Schedule 1 - 1

                                   EXHIBIT A
                                   ---------


                       LEGAL DESCRIPTION OF THE PROPERTY
                       ---------------------------------

                                                         BEDFORD
                                   EXHIBIT A


                               LEGAL DESCRIPTION


PARCEL 1:

LOT 5 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

LOTS 6, 7 AND 8 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER WLP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF LOT 9 IN SAID BLOCK 19, LYING NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE NORTHEASTERLY LINE OF SAID LOT 9, THAT IS DISTANT SOUTHEASTERLY THEREON 18.59 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE SOUTHWESTERLY PARALLEL WI'?H THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 17.60 FEET; THENCE SOUTHEASTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9, A DISTANCE OF 4.41 FEET; THENCE SOUTHWESTERLY PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9, A DISTANCE OF 58.68 FEET; THENCE NORTHWESTERLY PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT 9 TO A LINE PARALLEL WITH THE NORTHWESTERLY LINE OF SAID LOT 9 AND WHICH PASSES THROUGH A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 9 THAT IS DISTANT SOUTERLY MKASURED ALONG SAID SOUTHWESTERLY LINE 10.50 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCEL SOUTHWESTERLY ALONG SAID LAST MENTIONED PARALLEL LINE TO THE SOUTHWESTERLY LINE OF SAID LOT 9.

PARCEL 3:

THAT PORTION OF LOT 9, IN BLOCK 19, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP FILED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 9; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 9, SOUTHEASTERLY 30.93 FEET; THENCE SOUTHWESTERLY TO A POINT ON WHE SOUTHWESTERLY LINE OF SAID LOT 9, DISTANT SOUTHEASTERLY THEREON 30.55 FEET FROM THE MOST WESTERLY CORNER OF SAID LOT 9; THENCE NORTHWESTERLY ALONG SAID SOUTHEASTERLY LINE 30.55 FEET TO SAID MOST WESTERLY CORNER; THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 9 TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THAT PORTION OF SAID LOT 9 INCLUDED WITHIN PARCEL 2 ABOVE.

PARCEL 4:

AN EXCLUSIVE EASEMENT IN AND UNDER THAT THREE (3) FEET WIDE PORTION OF THE 450 PROPERTY FOR THE PURPOSE OF ALLOWING THE LOCATION, CONSTRUCTION AND MAINTENANCE OF AN UNDERGROUND PARKING GARAGE SERVICING THE 436 PROPERTY DESCRIBED AS
FOLLOWS:


THAT PORTION OF LOT 4 IN BLOCK 19 OF BEVERLY, IN THE CITY OF BEVERLY HILLS, COUNTY OF LOS ANGTLES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 94 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A

                                                                         BEDFORD

WHOLE AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4 BEING ALSO A POINT ON THE WESTERLY LINE OF AN ALLEY, 20 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 4, NORTH 39 DEGREES 31 MINUTES 48 SECONDS WEST 3.00 FEET TO THE INTERSECTION WITH A LINE THAT IS PARALLEL TO AND
3.00 FEET, MEASURED AT RIGHT ANGLES, NORTHWEST OF THE SOUTHEAST LINE OF SAID LOT 4; THENCE ALONG SAID PARALLEL LINE SOUTH 56 DEGREES 28 MINUTES SO SECONDS WEST
152.11 FEET TO A POINT ON THE EASTERLY LINE OF BEDFORD DRIVE, 70.00 FEET WIDE, AS SHOWN ON SAID MAP OF BEVERLY; THENCE SOUTHERLY ALONG SAID EASTERLY LINE SOUTH 39 DEGREES 32 MINUTES OS SECONDS EAST 3.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 4; THENCE NORTHEASTERLY ALONG THE SOUTERLY LINE OF SAID LOT 4, NORTH 50 DEGREES 28 MINUTES 50 SECONDS EAST 152.11 FEET TO THE POINT OF BEGINNING.

                                  EXHIBIT "J"
                                  -----------

                       Form of the Non-Foreign Affidavit
                       ---------------------------------

                            NON-FOREIGN AFFIDAVIT OF
                         G&L REALTY PARTNERSHIP, L.P.


          Section 1445 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. In addition, Section 18805 of the California Revenue and Taxation Code, as amended (the "R&T CODE"), provides that a transferee of a California real property interest must withhold tax if the transferor's last known street address is outside the boundaries of the State of California. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. or California real property interest by G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

          1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the IRC and the regulations promulgated thereunder);

          2.  Transferor's U.S. taxpayer I.D. number is_______________;

          3. Transferor's office address is 439 North Bedford Drive, Beverly Hills, California 90210; and

          4. Transferor will not instruct any real estate escrow person (as such term is defined in the R&T Code and the regulations promulgated thereunder) to disburse the transaction's proceeds outside the boundaries of the State of California and will not make use of a financial intermediary (as such term is defined in the R&T Code and the regulations promulgated thereunder).

          Transferor understands that this certification may be disclosed to the Internal Revenue Service and/or the California Franchise Tax Board and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalties of perjury, I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

                                  "TRANSFEROR"

                                   G&L REALTY PARTNERSHIP, L.P.,
                                   a Delaware limited partnership

                                   By:  G&L REALTY CORP.,
                                        a Maryland corporation,
                                        its general partner


                                        By:
                                           ------------------------
                                           Name:
                                               --------------------
                                           Title:
                                                -------------------
                                        Dated as of May 24, 1996

STATE OF CALIFORNIA       )
                          )
COUNTY OF_________________)

          On May __, 1996, before me , _____________________, a Notary Public in and for said State, personally appeared _____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the within instrument such person, or the entity upon behalf of which such person acted, executed such instrument.

          WITNESS my hand and official seal.


                                    ________________________________
                                    (Signature)

[Affix Notarial Seal]

                                  EXHIBIT "K"
                                  -----------


                    Schedule OF the Service Contracts
                    ---------------------------------

                           List of Service Contracts

436 North Bedford
- -----------------
     1. Airconditioning, Inc.
     2. Amtech Reliable Elevator Co.
     3. Aqua-tech Water Management
     4. BFI
     5. Bon Pest Control
     6. Century Parking
     7. Langner & Associates, Inc.
     8. Premier Building Maintenance
     9. Sterling Security Systems, Inc.
     10.Van Herrick's

                                   SCHEDULE 1
                                   ----------


                             Schedule of Litigation
                             ----------------------

                                      NONE



                                 Schedule 1 - 1